CREDIT AGREEMENT

         CREDIT AGREEMENT dated as of February 1, 2001 among LEVI STRAUSS & CO., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof under the caption "INITIAL LENDERS" (the "INITIAL LENDERS"), the banks listed on the signature pages hereof under the caption "INITIAL ISSUING BANKS" (the "INITIAL ISSUING BANKS"), BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as the provider of Swing Line Advances (as hereinafter defined) hereunder (the "SWING LINE BANK"), BANC OF AMERICA SECURITIES LLC ("BAS") and SALOMON SMITH BARNEY INC. ("SSB"), as co-lead arrangers and joint book managers (the "CO-LEAD ARRANGERS") for the Facilities (as hereinafter defined) hereunder, CITICORP USA, INC., as the syndication agent (the "SYNDICATION AGENT"), THE BANK OF NOVA SCOTIA, as the documentation agent (the "DOCUMENTATION AGENT"), and BANK OF AMERICA, N.A., as the administrative and collateral agent (together with any successor thereto appointed pursuant to Article VII, the "ADMINISTRATIVE AGENT") for the Lender Parties (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         (i) The Borrower is a party to (a) that certain Bridge Credit Agreement dated as of January 31, 2000, as amended by First Amendment to Bridge Credit Agreement and Limited Waiver dated as of July 31, 2000 and Second Amendment to Bridge Credit Agreement and Limited Waiver dated as of September 29, 2000; (b) that certain Amended and Restated 1999 180 Day Credit Agreement dated as of January 31, 2000, as amended by First Amendment to Amended and Restated 1999 180 Day Credit Agreement and Limited Waiver dated as of July 31, 2000, Second Amendment to Amended and Restated 1999 180 Day Credit Agreement and Limited Waiver dated as of September 29, 2000 and Third Amendment to Amended and Restated 1999 180 Day Credit Agreement dated as of October 13, 2000; (c) that certain Amended and Restated 1997 364 Day Credit Agreement dated as of January 31, 2000, as amended by First Amendment to Amended and Restated 1997 364 Day Credit Agreement and Limited Waiver dated as of July 31, 2000, Second Amendment to Amended and Restated 1997 364 Day Credit Agreement and Limited Waiver dated as of September 29, 2000 and Third Amendment to Amended and Restated 1997 364 Day Credit Agreement dated as of October 13, 2000; and (d) that certain 1997 Second Amended and Restated Credit Agreement dated as of January 31, 2000, as amended by First Amendment to 1997 Second Amended and Restated Credit Agreement and Limited Waiver dated as of July 31, 2000, Second Amendment to 1997 Second Amended and Restated Credit Agreement and Limited Waiver dated as of September 29, 2000 and Third Amendment to 1997 Second Amended and Restated Credit
Agreement dated as of October 13, 2000 (collectively, the "EXISTING CREDIT AGREEMENTS").

         (ii) The Borrower and the Initial Lenders wish to refinance all obligations of the Borrower under the Existing Credit Agreements.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         Section 1.01 Certain  Defined  Terms.  As used in this  Agreement,  the
                      -----------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

         "ADMINISTRATIVE AGENT" has the meaning specified in the recital of parties to this Agreement.

         "ADMINISTRATIVE AGENT'S ACCOUNT" means the account of the Administrative Agent maintained by the Administrative Agent with Bank of America at its office at 1850 Gateway Boulevard, 5th Floor, CA4-706-05-09, Concord, California 94520, ABA No. 111-000-012, Account No. 3750836479, Reference: Levi Strauss, Attention: Agency Services West, or such other account maintained by the Administrative Agent and designated by the Administrative Agent as such in a written notice to the Borrower and each of the Lender Parties.

         "ADVANCE" means a Tranche A Term Advance, a Tranche B Term Advance, a Revolving Credit Advance, a Swing Line Advance or a Letter of Credit Advance, as the context may require.

         "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

         "AGENTS" means, collectively, the Administrative Agent, the Co-Lead Arrangers, the Syndication Agent, the Documentation Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to
Section 7.01(b).

         "AGGREGATE UNUSED REVOLVING CREDIT COMMITMENTS" means, at any time, (a) the aggregate Revolving Credit Commitments at such time MINUS (b) the sum, without duplication, of (i) the aggregate principal amount of all Revolving Credit Advances and Letter of Credit Advances (in respect of Domestic Letters of Credit) outstanding at such time, (ii) the aggregate Available Amount of all Domestic Letters of Credit outstanding at such time, (iii) the aggregate principal amount of all Swing Line Advances outstanding at such time, and (iv) the Foreign Letter of Credit Sublimit. For purposes of this definition, any amount described in the preceding sentence which is denominated in a currency other than Dollars shall be valued based on the applicable Exchange Rate for such currency as of the applicable date of determination.

         "AGREEMENT VALUE" means, with respect to each Hedge Agreement on any date of determination, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreement, an amount equal to the termination value, expressed in Dollars, as determined by the Borrower; PROVIDED, HOWEVER, that in the event that two Lenders determine that the mark-to-market value, expressed in Dollars, for any Hedge Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreement, is greater than the termination value for such Hedge Agreement determined by the Borrower, the Agreement Value of such Hedge Agreement shall be the amount determined by such Lenders; PROVIDED FURTHER that any such determination shall have no evidentiary value for purposes of determining the amount owed to the applicable Hedge Bank.

         "APPLICABLE LENDING OFFICE" means (a) with respect to each Issuing Bank and the Swing Line Bank, such Issuing Bank's or the Swing Line Bank's Base Rate Lending Office for all purposes of this Agreement and (b) with respect to each other Lender Party, such Lender Party's Base Rate Lending Office in the case of a Base Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

         "APPLICABLE MARGIN" means (a) at any time during the period from the date of this Agreement through July 31, 2001, a rate equal to 2.25% per annum for Base Rate Advances and 3.50% per annum for Eurodollar Rate Advances and (b) at any time and from time to time thereafter, a rate per annum equal to the percentage set forth below opposite the applicable Performance Level listed below at such time:





======================= ========================================== ======================== ========================
     PERFORMANCE                        LEVERAGE                                                EURODOLLAR RATE
        LEVEL                             RATIO                      BASE RATE ADVANCES            ADVANCES
----------------------- ------------------------------------------ ------------------------ ------------------------
      I                 less than 2.75:1.00                                 1.25%                    2.50%
----------------------- ------------------------------------------ ------------------------ ------------------------
      II                greater  than or equal to  2.75:1.00  but           1.50%                    2.75%
                        less than 3.00:1.00
----------------------- ------------------------------------------ ------------------------ ------------------------
      III               greater  than or equal to  3.00:1.00  but           1.75%                    3.00%
                        less than 3.25:1.00
----------------------- ------------------------------------------ ------------------------ ------------------------
      IV                greater  than or equal to  3.25:1.00  but           2.00%                    3.25%
                        less than 3.50:1.00
----------------------- ------------------------------------------ ------------------------ ------------------------
      V                 greater than or equal to 3.50:1.00                  2.25%                    3.50%
======================= ========================================== ======================== ========================



For purposes of clause (b) of the immediately preceding sentence, at any date of determination, the Applicable Margin for each Base Rate Advance and each Eurodollar Rate Advance shall be determined by reference to the Leverage Ratio for the most recently completed Measurement Period. The first Measurement Period shall be the four consecutive Fiscal Quarters ending May 27, 2001. For purposes of determining the applicable Performance Level at any date of determination, no change in the Performance Level shall be effective until three Business Days after the date on which the Administrative Agent receives the Required Financial Information reflecting such change; PROVIDED, HOWEVER, that if the Borrower has not submitted to the Administrative Agent all of the Required Financial Information within three Business Days after the date on which such information is otherwise required under Section 5.03(b) or 5.03(c), as the case may be, the Performance Level shall be deemed to be at Performance Level V for so long as such information has not been submitted.

         "APPROPRIATE LENDER" means, at any time, (a) with respect to the Tranche A Term Facility, the Tranche B Term Facility or the Revolving Credit Facility, a Lender that has a

Commitment with respect to such Facility at such time, (b) with respect to any Letter of Credit, (i) any Issuing Bank and (ii) if the Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such Revolving Credit Lender, and (c) with respect to Swing Line Advances, the Swing Line Bank.

         "APPROVED FUND" means, with respect to any Lender that is a fund that invests in bank loans or other commercial loans, any other fund that also invests in such loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent and, if applicable, the Borrower, in accordance with
Section 8.07 and in substantially the form of Exhibit C hereto.

         "AVAILABLE AMOUNT" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

         "BANK OF AMERICA" has the meaning specified in the recital of parties to this Agreement.

         "BAS" has the meaning specified in the recital of parties to this Agreement.

         "BASE RATE" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate PLUS 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Base Rate resulting from a change in the prime rate established by Bank of America shall become effective on the Business Day on which such change in the prime rate is announced by Bank of America.

         "BASE RATE ADVANCE" means an Advance that bears interest as provided in Sections 2.07(a)(i)(A) and 2.07(a)(ii)(A).

         "BASE RATE LENDING OFFICE" means, with respect to each of the Lender Parties, the office of such Lender Party specified as its "Base Rate Lending Office" opposite its name on the signature pages hereof or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent for such purpose.

         "BORROWER" has the meaning specified in the recital of parties to this Agreement.

         "BORROWER'S ACCOUNT" means the account of the Borrower maintained by the Borrower with Bank of America at its office at 1850 Gateway Boulevard, 5th Floor, CA4-706-05-09, Concord, California 94520, ABA No. 111-000-012, Account No. 12335-02255, Reference: Levi Strauss & Co. Secured Credit Facility,
Attention:  Treasurer or such other  account of such

Borrower as is agreed from time to time in writing between the Borrower and the Administrative Agent.

         "BORROWING" means a Tranche A Term Borrowing, a Tranche B Term Borrowing, a Revolving Credit Borrowing, a Swing Line Borrowing or an L/C Borrowing, as the context may require.

         "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in New York, New York or San Francisco, California and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in Dollar deposits in the London interbank market.

         "CAPITAL ASSETS" means, with respect to any Person, all equipment, fixed assets and real property or improvements of such Person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such Person or that have a useful life of more than one year.

         "CAPITAL EXPENDITURES" means, with respect to any Person for any period, (a) all expenditures made directly or indirectly by such Person during such period for Capital Assets (whether paid in cash or other consideration or accrued as a liability and including, without limitation, all expenditures for maintenance and repairs which are required, in accordance with GAAP, to be capitalized on the books of such Person) and (b) solely to the extent not otherwise included in clause (a) of this definition, the aggregate principal amount of all Debt (including, without limitation, Obligations in respect of Capitalized Leases) assumed or incurred during such period in connection with any such expenditures for Capital Assets. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

         "CAPITAL MARKETS TRANSACTION" means an issuance or sale of Debt by the Borrower through a public or private placement (other than Debt expressly permitted to be incurred or issued pursuant to Section 5.02(b) (other than Section 5.02(b)(i)(C)).

         "CAPITALIZED LEASE" means any lease with respect to which the lessee is required to recognize concurrently the acquisition of property or an asset and the incurrence of a liability in accordance with GAAP.

         "CASH COLLATERAL ACCOUNT" has the meaning specified in Section 11 of the Pledge and Security Agreement.

         "CASH DISTRIBUTIONS" means, with respect to any Person for any period, all dividends and other distributions on any of the outstanding Equity Interests in such Person, all purchases, redemptions, retirements, defeasances or other acquisitions of any of the outstanding Equity Interests in such Person and all returns of capital to the stockholders, partners or members (or the equivalent Persons) of such Person, in each case to the extent paid in cash by or on behalf of such Person during such period.

         "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A- from S&P or the equivalent thereof from another nationally recognized rating agency;
(iii) commercial paper maturing no more than 270 days from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) time deposits, certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States, any state thereof or an OECD country having, at such date, a rating of at least A- from S&P or the equivalent thereof from another nationally recognized rating agency (except as otherwise approved by the Treasurer of the Borrower) or by a primary government securities dealer reporting to the Market Reports Division of the Federal Reserve Bank of New York; (v) repurchase agreements with financial institutions organized under the laws of the United States, any state thereof or an OECD country having, at such date, a rating of at least A- from S&P or the equivalent thereof from another nationally recognized rating agency (except as otherwise approved by the Treasurer of the Borrower) or with a primary government securities dealer reporting to the Market Reports Division of the Federal Reserve Bank of New York; (vi) Dollar denominated floating rate notes, foreign currency denominated floating rate notes and foreign indexed notes, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A or A-1 from S&P or the equivalent thereof from another nationally recognized rating agency; (vii) auction rate notes maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A or A-1 from S&P or the equivalent thereof from another nationally recognized rating agency; (viii) money market preferred funds maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least AA from S&P or the equivalent thereof from another nationally recognized rating agency; and (ix) money market funds maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A- from S&P or the equivalent thereof from another nationally recognized rating agency; provided such investments are limited to $25,000,000 for each such fund and $100,000,000 in the aggregate for all such funds, such funds are open-end funds with total assets of more than $1,000,000,000 and an expressed goal of maintaining a net asset value of $1.00 per share and such funds limit their investments to the prime credit instruments allowed in this definition with average weighted maturity of less than 90 days.

         "CLOSING DATE" means the first date on which all of the conditions precedent to the Initial Extension of Credit set forth in Article III are satisfied, which date shall occur on or prior to February 1, 2001.

         "CO-LEAD ARRANGERS" has the meaning specified in the recital of parties to this Agreement.

         "COLLATERAL" means all of the "COLLATERAL" referred to in the Collateral Documents and all of the other property and assets that are or are intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

         "COLLATERAL DOCUMENTS" means, collectively, the Pledge and Security Agreement, the Foreign Pledge Agreements, the Mortgages, each of the mortgages, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.01(i) and 5.01(l), and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

         "COMMITMENT" means a Tranche A Term Commitment, a Tranche B Term Commitment or a Revolving Credit Commitment, as the context may require.

         "COMMITMENT FEE" has the meaning specified in Section 2.08(a).

         "CONFIDENTIAL INFORMATION" means information that is furnished to the Administrative Agent or any Lender Party by or on behalf of the Borrower in a writing that either is conspicuously marked as confidential or that a reasonable Person would believe is confidential or proprietary in nature, but does not include any such information that (a) is or becomes generally available to the public or (b) is or becomes available to the Administrative Agent or any such Lender Party from a source other than the Borrower that is not, to the Administrative Agent's or such Lender Party's knowledge, acting in violation of a confidentiality agreement with the Borrower; PROVIDED, HOWEVER, that neither the Administrative Agent nor any Lender Party shall have any obligation to inquire or determine whether such a confidentiality agreement exists.

         "CONSOLIDATED" refers to the consolidation of accounts in accordance with GAAP.

         "CONSOLIDATED EBITDA" means, for any period, (a) Consolidated Net Income for such period PLUS (b) the sum of each of the following expenses that have been deducted in the determination of the Consolidated Net Income for such period: (i) Consolidated Interest Expense for such period, (ii) all income tax expense (whether federal, state, local, foreign or otherwise) of the Borrower and its Subsidiaries for such period, (iii) all depreciation expense of the Borrower and its Subsidiaries for such period, (iv) all amortization expense of the Borrower and its Subsidiaries for such period, and (v) all nonoperating expense of the Borrower and its Subsidiaries for such period MINUS all nonoperating income of the Borrower and its Subsidiaries for such period.

         "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to Consolidated EBITDA for such period MINUS the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Debt (excluding repayments of Revolving Credit Advances except to the extent Revolving Credit Commitments are permanently reduced in connection with such prepayments) by the Borrower and its Subsidiaries, (b) Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures) made by the Borrower and its Subsidiaries, (c) Consolidated Interest Expense and (d) all income tax expense (whether federal, state, local, foreign or otherwise) of the Borrower and its Subsidiaries.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, for the Borrower and its Subsidiaries on a Consolidated basis, all interest (net of all interest income), premium payments, fees, charges and related expenses payable by the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP.

         "CONSOLIDATED NET INCOME" means, for any period, for the Borrower and its Subsidiaries on a Consolidated basis, the net income (or loss) of the Borrower and its Subsidiaries determined in accordance with GAAP for that period.

         "CONSOLIDATED NET TANGIBLE ASSETS" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Borrower but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower), and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Borrower and computed in accordance with generally accepted accounting principles.

         "CONSTITUTIVE DOCUMENTS" means, with respect to any Person, the certificate of incorporation or registration (including, if applicable, certificate of change of name), articles of incorporation or association, memorandum of association, charter, bylaws, certificate of limited partnership, partnership agreement, trust agreement, joint venture agreement, certificate of formation, articles of organization, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person.

         "CONTINGENT OBLIGATION" means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or
(B) to maintain revolving credit or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

         "CONTINUATION", "CONTINUE", "CONTINUED" and "CONTINUING" each refer to a continuation of a Eurodollar Rate Advance as a Eurodollar Rate Advance pursuant to Section 2.09.

         "CONVERSION", "CONVERT", "CONVERTED" and "CONVERTING" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to
Section 2.09 or 2.10.

         "DEBT" means, with respect to any Person (without duplication for purposes of calculating financial ratios and compliance with Section 5.02(b))
(a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, or upon which interest payments are customarily made, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference PLUS accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing classified as an operating lease in accordance with GAAP, if such Obligations would give rise to a claim against such Person in a proceeding referred to in Section 6.01(f), (j) all Contingent Obligations, and
(k) all indebtedness and other payment Obligations referred to in clauses (a) through (j) above of another Person secured by (or for which the holder of such indebtedness or other payment Obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations.

         "DEFAULT" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "DEFAULTED ADVANCE" means, with respect to any Lender Party at any time, the portion of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.01 or 2.02 at or prior to such time that has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.02(e) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.16(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

         "DEFAULTED AMOUNT" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Swing Line Bank pursuant to Section 2.02(b) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (b) any Issuing Bank pursuant to Section 2.03(c) to purchase a portion of an L/C Borrowing, (c) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (d) any other Lender Party pursuant to Section 2.14 to purchase any participation in Advances owing to such other Lender Party and (e) the Administrative Agent or any Issuing Bank pursuant to Section 7.05 to reimburse the Administrative Agent or such Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or such Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.16(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

         "DEFAULTING LENDER" means, at any time, any Lender Party that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in
Section 6.01(f).

         "DISCLOSED LITIGATION" has the meaning specified in Section 3.01(d).

         "DISQUALIFIED STOCK" has the meaning set forth in that certain U.S. Dollar Indenture dated as of January 18, 2001 between the Borrower and Citibank, N.A., as trustee, and that certain Euro Indenture dated as of January 18, 2001 between the Borrower and Citibank, N.A., as trustee.

         "DOCUMENTATION AGENT" has the meaning specified in the recital of parties to this Agreement.

         "DOLLARS" and "$" each mean lawful money of the United States.

         "DOMESTIC LETTERS OF CREDIT" has the meaning specified in Section 2.01(e).

         "DOMESTIC RECEIVABLES" means all obligations of any obligor (whether now existing or hereafter arising) under a contract for sale of goods or services by Domestic Subsidiaries, which includes any obligation of such obligor (whether now existing or hereafter arising) to pay interest, finance charges or amounts with respect thereto, and, with respect to any of the foregoing receivables or obligations, (a) all of the interest of the Borrower or its Domestic Subsidiaries in the goods (including returned goods) the sale of which gave rise to such receivable or obligation after the passage of title thereto to any obligor, (b) all other Liens and property subject thereto from time to time purporting to secure payment of such receivables or obligations, (c) all guaranties, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such receivables or obligations, (d) all books and records relating to the foregoing, lockbox accounts containing primarily proceeds of the foregoing, and other similar related assets customarily transferred (or in which security interests are customarily granted) to purchasers in receivables purchase transactions that are treated as sales under GAAP, (e) all rights of the Borrower or its Domestic Subsidiaries to refunds on account of value added tax in respect of goods sold to an obligor, any receivable from whom is or becomes a defaulted receivable, and (f) proceeds of or judgments relating to any of the foregoing, any debts represented thereby and all rights of action against any Person in connection therewith.

         "DOMESTIC SUBSIDIARY" means any Subsidiary of the Borrower that is incorporated or organized in the United States, any state thereof or the District of Columbia.

         "ELIGIBLE ASSIGNEE" means (a) with respect to the Revolving Credit Facility, (i) a Revolving Credit Lender; (ii) a Lender (other than a Revolving Credit Lender) or an Affiliate or an Approved Fund of a Lender approved by the Issuing Banks and the Swing Line Bank; or (iii) any other Person approved by (A) the Administrative Agent, (B) the Issuing Banks and the Swing Line Bank and (C) so long as no Event of Default has occurred and is continuing at the time the related assignment is effected pursuant to Section 8.07, the Borrower (in any case, such approval not to be unreasonably withheld or delayed and, in the case of the Borrower, such approval to be deemed to have been given if no objection thereto is received by the Administrative Agent and the assigning Lender within five Business Days after the date on which notice of the proposed assignment is provided to the Borrower); (b) with respect to the Tranche A Term Facility, (i) a Lender; (ii) an Affiliate or an Approved Fund of a Lender; or (iii) any other Person approved by (A) the Administrative Agent and (B) so long as no Event of Default has occurred and is continuing at the time the related assignment is effected pursuant to Section 8.07, the Borrower (in either case, such approval not to be unreasonably withheld or delayed and, in the case of the Borrower, such approval to be deemed to have been given if no objection thereto is received by the Administrative Agent and the assigning Lender within five Business Days after the date on which notice of the proposed assignment is provided to the Borrower); and (c) with respect to the Tranche B Term Facility
(i) a Lender; (ii) an Affiliate or an Approved Fund of a Lender; or (iii) any other Person approved by the Administrative Agent; PROVIDED, HOWEVER, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

         "ENVIRONMENTAL ACTION" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement under any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any
Governmental Authority or any other Person for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

         "ENVIRONMENTAL LAW" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

         "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "EQUIPMENT FINANCING TRANSACTION" means any financing with any Person of equipment which will be treated as Debt.

         "EQUITY INTERESTS" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

         "ERISA   AFFILIATE"  means  any  trade  or  business  (whether  or  not incorporated)  under  common  control  with the  Borrower  within the meaning of
Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

         "ERISA EVENT" means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or
(ii) the requirements of paragraph (1) of Section 4043(b) of ERISA (without regard to paragraph (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA occurs with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the partial or complete withdrawal by the Borrower or any ERISA Affiliate from a Multiple
Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA which would reasonably be expected to result in liability to the Borrower or any of its Subsidiaries of more than $10,000,000; (f) the imposition of a Lien under Section 302(f) of ERISA with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA, which would reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

         "EUROCURRENCY LIABILITIES" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "EURODOLLAR LENDING OFFICE" means, with respect to each of the Lenders, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on the signature pages hereof or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be (or, if no such office is specified, its Base Rate Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent for such purpose.

         "EURODOLLAR RATE" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing,

                  (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period.

         "EURODOLLAR RATE ADVANCE" means an Advance that bears interest as provided in Sections 2.07(a)(i)(B) and 2.07(a)(ii)(B).

         "EURODOLLAR RATE RESERVE PERCENTAGE" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

         "EVENTS OF DEFAULT" has the meaning specified in Section 6.01.

         "EVERGREEN LETTER OF CREDIT" has the meaning specified in Section 2.01(e)(ii).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

         "EXCHANGE RATE" means, on any date when an amount expressed in a currency other than Dollars is to be determined with respect to any Letter of Credit, the nominal rate of exchange of the applicable Issuing Bank in the New York foreign exchange market for the purchase by such Issuing Bank (by cable transfer) of such currency in exchange for Dollars at 12:00 noon (New York time) two Business Days prior to such date, expressed as a number of units of such currency per one Dollar.

         "EXISTING  CREDIT   AGREEMENTS"  has  the  meaning   specified  in  the
Preliminary Statements to this Agreement.

         "EXISTING  LETTERS OF CREDIT"  means those  letters of credit listed on
Schedule 1.01(b) hereto.

         "FACILITY" means the Tranche A Term Facility, the Tranche B Term Facility or the Revolving Credit Facility, as the context may require.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "FINSERV" means Levi Strauss & Co. Financial Services, S.A., a Belgium corporation, and any successors.

         "FISCAL QUARTER" means, with respect to the Borrower or any of its Subsidiaries, the period commencing on the Monday immediately following the fourth Sunday in November in any Fiscal Year and ending on the fourth Sunday of the next succeeding February, the period commencing on the Monday immediately following the fourth Sunday in February in any Fiscal Year and ending on the fourth Sunday of the next succeeding May, the period commencing on the Monday immediately following the fourth Sunday in May in any Fiscal Year and ending on the fourth Sunday of the next succeeding August or the period commencing on the Monday immediately following the fourth Sunday in August in any Fiscal Year and ending on the fourth Sunday of the next succeeding November, as the context may require, or, if any such Subsidiary was not in existence on the first day of any such period, the period commencing on the date on which such Subsidiary is incorporated, organized, formed or otherwise created and ending on the last day of such period.

         "FISCAL YEAR" means, with respect to the Borrower or any of its Subsidiaries, the period commencing on the Monday immediately following the fourth Sunday in November in any calendar year and ending on the fourth Sunday of the next succeeding November or, if any such Subsidiary was not in existence on such day in November in any calendar year, the period commencing on the date on which such Subsidiary is incorporated, organized, formed or otherwise created and ending on the fourth Sunday of the next succeeding November.

         "FIXED CHARGE COVERAGE RATIO" means,  for any period,  the ratio of (a)
(i) Consolidated EBITDA for such period, LESS (ii) the sum of (A) the aggregate amount of all Capital Expenditures made by the Borrower and its Subsidiaries during such period PLUS (B) all income tax expense (whether federal, state, local, foreign or otherwise) of the Borrower and its Subsidiaries for such period to (b) the sum of (i) Consolidated Interest Expense for such period, (ii) the aggregate principal amount (or the equivalent thereto) of all Required Principal Payments of the Borrower and its Subsidiaries for such period and
(iii) the aggregate amount of all Cash Distributions made by or on behalf of the Borrower during such period.

         "FOREIGN AFFILIATE ISSUING BANK" means (a) an Affiliate of an Issuing Bank organized under the laws of a country other than the United States or (b) a branch of an Issuing Bank doing business in a country other than the United States.

          "FOREIGN GOVERNMENT SCHEME OR ARRANGEMENT" has the meaning specified in Section 4.01(o).

         "FOREIGN  LETTERS  OF  CREDIT"  has the  meaning  specified  in Section
2.01(e).

         "FOREIGN LETTER OF CREDIT SUBLIMIT" means, at any time, an amount designated by the Borrower on the most recent Foreign Letter of Credit Sublimit Notice. As of the Closing Date, the Foreign Letter of Credit Sublimit is $43,000,000.

         "FOREIGN LETTER OF CREDIT SUBLIMIT NOTICE" has the meaning specified in
Section 2.01(e)(i).

         "FOREIGN PLAN" has the meaning specified in Section 4.01(o).

         "FOREIGN PLEDGE AGREEMENT" means each pledge agreement or similar instrument governed by the laws of a country other than the United States, executed and delivered by the Borrower or any Material Domestic Subsidiary that owns Equity Interests of one or more Pledged Foreign Subsidiaries organized in such country, in form and substance satisfactory to Administrative Agent.

         "FOREIGN RECEIVABLES" means all obligations of any obligor (whether now existing or hereafter arising) under a contract for sale of goods or services by Foreign Subsidiaries, which includes any obligation of such obligor (whether now existing or hereafter arising) to pay interest, finance charges or amounts with respect thereto, and, with respect to any of the foregoing receivables or obligations, (a) all of the interest of Foreign Subsidiaries in the goods (including returned goods) the sale of which gave rise to such receivable or obligation after the passage of title thereto to any obligor, (b) all other Liens and property subject thereto from time to time purporting to secure payment of such receivables or obligations, (c) all guaranties, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such receivables or obligations, (d) all books and records relating to the foregoing, lockbox accounts containing primarily proceeds of the foregoing, and other similar related assets customarily transferred (or in which security interests are customarily granted) to purchasers in receivables purchase transactions that are treated as sales under GAAP, (e) all rights of Foreign Subsidiaries to refunds on account of value added tax in respect of goods sold to an obligor, any receivable from whom is or becomes a defaulted receivable, and (f) proceeds of or judgments relating to any of the foregoing, any debts represented thereby and all rights of action against any Person in connection therewith.

         "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower, other than a Domestic Subsidiary.

         "FUNDED CURRENT LIABILITY PERCENTAGE" means "funded current liability percentage" within the meaning of Section 412(1)(8)(B) of the Internal Revenue Code.

         "FUNDED DEBT" of any Person means, at any date of determination, all Debt of such Person that would (or would be required to) appear as liabilities on a Consolidated balance sheet of such Person.

         "GAAP" has the meaning specified in Section 1.03.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, provincial, territorial, local or foreign.

         "GOVERNMENTAL AUTHORIZATION" means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.

         "GRANTING LENDER" has the meaning specified in Section 8.07(j).

         "GUARANTEED OBLIGATIONS" has the meaning specified in Section 1 of the Subsidiary Guaranty, as the context may require.

         "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

         "HEDGE AGREEMENTS" means (a) any and all interest rate swaps, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swaps, cross-currency rate swaps, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., the International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such agreement.

         "HEDGE BANK" means Bank of America, Citibank, N.A., The Bank of Nova Scotia, Morgan Guaranty Trust Company of New York, Bank One, NA, Fleet Bank, N.A. or any of their respective Affiliates, in its capacity as a party to a Hedge Agreement.

         "HEDGE BANK HEDGE AGREEMENT" means any Ordinary Course Hedge Agreement that is entered into by and between the Borrower or FinServ and any Hedge Bank that is subject to a legally enforceable netting agreement between the Borrower or FinServ, as the case may be, and such Hedge Bank.

         "HONOR DATE" has the meaning specified in Section 2.03(c).

         "INDEMNIFIED COSTS" has the meaning specified in Section 7.05(a).

         "INDEMNIFIED PARTY" has the meaning specified in Section 8.04(b).

         "INDENTURES" means that certain Indenture dated as of November 6, 1996 between the Borrower and Citibank, N.A., as trustee, and that certain Fiscal Agency Agreement dated as of November 22, 1996 between Company and Citibank, N.A., as fiscal agent.

         "INELIGIBLE SECURITIES" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. ss. 24, Seventh), as amended.

         "INFORMATION   MEMORANDUM"  means  the  information   memorandum  dated
December 2000 used by the Co-Lead Arrangers in connection with the syndication of the Commitments.

         "INITIAL  EXTENSION  OF  CREDIT"  means,   collectively,   the  initial
Borrowings under one or more of the Facilities, and/or the initial issuances of one or more Letters of Credit, made on the Closing Date.

         "INITIAL ISSUING BANKS" has the meaning specified in the recital of parties to this Agreement.

         "INITIAL LENDERS" has the meaning specified in the recital of parties to this Agreement.

         "INSUFFICIENCY" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

         "INSURANCE RECEIPT" means any cash received by or paid to or for the account of any Person as proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings) and condemnation awards (and payments in lieu thereof); PROVIDED, HOWEVER, that so long as no Event of Default shall have occurred and be continuing, an Insurance Receipt shall not include cash receipts received from proceeds of insurance or condemnation awards (or payments in lieu thereof) to the extent that such proceeds or awards (a) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Loan Documents, or (b) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

         "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, software, know-how and processes used in or necessary for the conduct of the business of the Borrower and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower and its Subsidiaries, taken as a whole.

         "INTEREST COVERAGE RATIO" means, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

         "INTEREST PERIOD" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 9:00 A.M. (San Francisco, California time) on the third Business Day prior to the first day of such Interest Period, select; PROVIDED, HOWEVER, that:

                  (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

                  (b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; PROVIDED, HOWEVER, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day;

                  (c) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

                  (d) no Interest Period shall extend beyond the Termination
                      Date.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

         "INVESTMENT" means, with respect to any Person, any loan or advance to such Person, any purchase or other acquisition of Equity Interests in or Debt of, or the property and assets comprising a division or business unit or all or a substantial part of the business of, such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation (or similar transaction) and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (j) or (k) of the definition of "DEBT" set forth in this Section 1.01 in respect of such Person. The amount of any Investment shall be the original cost of such Investment PLUS the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write downs or write-offs with respect to such Investment (other than adjustments for the repayment of, or the refund of capital with respect to, the original principal amount of any such Investment).

         "IRS"  means  the  Internal  Revenue  Service,   and  any  Governmental
Authority succeeding to any of its principal functions under the Internal Revenue Code.

         "ISSUING BANK FOREIGN LETTER OF CREDIT SUBLIMIT" means, at any date of determination and for each Issuing Bank, the amount designated by the Borrower on the most recent Foreign Letter of Credit Sublimit Notice for such Issuing Bank. As of the Closing Date, the Issuing Bank Foreign Letter of Credit Sublimits are as follows:

                           -------------------------------- ------------------
                           Bank of America                  $20,000,000
                           -------------------------------- ------------------

                           -------------------------------- ------------------
                           Citibank                         $19,000,000
                           -------------------------------- ------------------
                           -------------------------------- ------------------
                           ABN AMRO                         $4,000,000
                           -------------------------------- ------------------


         "ISSUING BANKS" means, collectively, the Initial Issuing Banks, the Foreign Affiliate Issuing Banks and any other commercial bank organized under the laws of the United States and designated by the Borrower to the Administrative Agent from time to time.

         "L/C BORROWING" means a borrowing resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

         "L/C CASH COLLATERAL ACCOUNT" has the meaning specified in Section 11 of the Pledge and Security Agreement.

         "L/C  RELATED   DOCUMENTS"   has  the  meaning   specified  in  Section
2.03(c)(v).

         "LENDER PARTY" means any Lender, any Issuing Bank or the Swing Line
          Bank.

         "LENDERS" means, collectively, the Initial Lenders and each Person that becomes a Lender pursuant to Section 8.07 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

         "LETTERS OF CREDIT" has the meaning specified in Section 2.01(e).

         "LETTER OF CREDIT ADVANCE" means, with respect to each Revolving Credit Lender, such Revolving Credit Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "LETTER OF CREDIT AGREEMENT" has the meaning specified in Section 2.03(a).

         "LETTER OF CREDIT SUBLIMIT" means, at any time, an amount equal to $250,000,000, as such amount may be reduced at or prior to such time pursuant to
Section 2.05.

         "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) all Funded Debt of the Borrower and its Subsidiaries on such date to (b) Consolidated EBITDA for the most recently completed Measurement Period prior to such date for which the Required Financial Information has been delivered under
Section 5.03(b) or (c), as the case may be.

         "LIEN" means, with respect to any Person, (a) any mortgage, lien (statutory or other), pledge, hypothecation, security interest, charge or other preferential arrangement or encumbrance of any kind (including, without limitation, any agreement to give any of the foregoing), (b) any sale of accounts receivable or chattel paper, or any assignment, deposit arrangement or lease intended as, or having the effect of, security, (c) any easement, right of way or other encumbrance on title to real property or (d) any other interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or any Capitalized Lease or upon or with respect to any property or asset of such Person (including, in the case of Equity Interests (other than Equity Interests in the Borrower), voting trust agreements and other similar arrangements).

         "LOAN DOCUMENTS" means, collectively, (a) for purposes of this Agreement and the Notes and any amendment, supplement or other modification hereof or thereof and for all other purposes other than for purposes of the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Subsidiary Guaranty, (iv) the Collateral Documents and (v) each Letter of Credit Agreement and (b) for purposes of the Subsidiary Guaranty and the Collateral Documents, (i) this Agreement, (ii) the Notes, (iii) the Subsidiary Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit
Agreement and (vi) each Hedge Bank Hedge Agreement, in each case as amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof and Section 8.01.

         "LOAN PARTIES" means, collectively, the Borrower and each of the Material Domestic Subsidiaries of the Borrower party to the Subsidiary Guaranty or any of the Collateral Documents.

         "LOS/DOS BUSINESS" means the ownership and operation by the Borrower or a Subsidiary of the Borrower, whether directly or through joint ventures with third parties in partnership, corporate or other form, of businesses engaged solely in selling apparel and accessories and related products including, without limitation, selling through retail stores, outlet stores, telephone sales, catalog or other mail orders, and electronic sales. LOS/DOS Business shall not include any business engaging in manufacturing or in selling and in manufacturing.

         "LSFCC" means Levi Strauss Financial Center Corporation, a California corporation, formerly Levi Strauss Credit Corp., a California corporation, and any successors.

         "LSFLLC" means Levi Strauss Funding, LLC, a Delaware limited liability company, and any successors.

         "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "MATERIAL ADVERSE CHANGE" means any material adverse change in the business, assets, liabilities (actual or contingent), operations, performance, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, performance, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender Party under any Loan Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party.

         "MATERIAL DOMESTIC SUBSIDIARY" means any Domestic Subsidiary that is a Material Subsidiary.

         "MATERIAL FOREIGN SUBSIDIARY" means any Foreign Subsidiary that is a Material Subsidiary.

         "MATERIAL SUBSIDIARY" means (a) any Subsidiary of the Borrower, (i) the net book value of which is $5,000,000 or more or (ii) the annual gross revenue of which is $15,000,000 or more and (b) any other Subsidiary of the Borrower designated by the Borrower to be a "MATERIAL SUBSIDIARY" for purposes of this Agreement.

         "MEASUREMENT PERIOD" means, at any date of determination, the most recently completed four consecutive Fiscal Quarters of the Borrower on or immediately prior to such date.

         "MOODY'S" means Moody's Investors Service, Inc.

         "MORTGAGES" has the meaning specified in Section 3.01(a)(iii).

         "MORTGAGE POLICIES" has the meaning specified in Section 3.01(a)(iii).

         "MULTIEMPLOYER PLAN" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "MULTIPLE EMPLOYER PLAN" means a single employer plan (as defined in Section 4001(a)(15) of ERISA) that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could reasonably be expected to have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "NET CASH PROCEEDS" means, with respect to any sale, lease, transfer or other disposition of any property or asset, or the incurrence or issuance of any Debt, or the sale or issuance of any Equity Interests (including any capital contribution) in any Person, or any Insurance Receipt received by or paid to or for the account of any Person, as the case may be, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person for its own account in connection with any such transaction, after deducting therefrom only (without duplication):

                  (a)   reasonable   and   customary   brokerage    commissions,
         underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions;

                  (b) the amount of taxes payable in connection with or as a result of such transaction; and

                  (c) in the case of any sale, lease, transfer or other disposition of any property or asset, the outstanding principal amount of, the premium or penalty, if any, on, and any accrued and unpaid interest on, any Debt (other than the Debt outstanding under the Loan Documents) that is secured by a Lien on the property and assets subject to such sale, lease, transfer or other disposition and is required to be repaid under the terms thereof as a result of such sale, lease, transfer or other disposition.

in each case to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the property or asset that is the subject thereof and (i) in the case of clauses (a) and (c) of this definition, are actually paid at the time of receipt of such cash to a Person that is not an Affiliate of such Person or any Loan Party or of any Affiliate of any Loan Party and (ii) in the case of clause (b) of this definition, are actually paid at the time of receipt of such cash to a Person that is not an Affiliate of such Person or any Loan Party or of any Affiliate of any Loan Party or, so long as such Person is not otherwise indemnified therefor, are reserved for in accordance with GAAP at the time of receipt of such cash based upon such Person's reasonable estimate of such taxes; PROVIDED, HOWEVER, that if, at the time such taxes are actually paid or otherwise satisfied, the amount of the reserve therefor exceeds the amount paid or otherwise satisfied, then the Borrower shall reduce the Commitments in accordance with the terms of Section 2.06(b), and shall prepay the outstanding Advances in accordance with the terms of Section 2.06(b), in an amount equal to the amount of such excess reserve.

         "NON-BANK NON-US LENDER PARTY" has the meaning specified in Section 2.13(e).

         "NON-US LENDER PARTY" has the meaning specified in Section 2.13(e).

         "NONRENEWAL NOTICE DATE" has the meaning specified in Section 2.01(e).

         "NOTE" means a Tranche A Term Note, a Tranche B Term Note or a Revolving Credit Note, as the context may require.

         "NOTICE OF BORROWING" has the meaning specified in Section 2.02(a).

         "NOTICE OF DEFAULT" has the meaning specified in Section 7.03.

         "NOTICE  OF  CONVERSION/CONTINUATION"  has  the  meaning  specified  in
Section 2.09(a).

         "NOTICE OF ISSUANCE" has the meaning specified in Section 2.03(a).

         "OBLIGATION" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in
Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

         "OECD" means the Organization for Economic Cooperation and Development.

         "OFFICER" means, with respect to the Borrower or any of its Subsidiaries, a Responsible Officer or any other officer, partner or member (or Person performing similar functions) of the Borrower or any such Subsidiary responsible for overseeing the administration of, or reviewing compliance with, all or any portion of this Agreement or any of the other Loan Documents.

         "OPERATING LEASE" means any lease (including leases that may be terminated by the lessee at any time) of any property that is not a Capitalized Lease.

         "ORDINARY COURSE HEDGE AGREEMENTS" means any and all interest rate swaps, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swaps, cross-currency rate swaps, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, in each case that are (or were) entered into by any Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person and not for purposes of speculation or taking a "market view" and that do not contain any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party.

         "ORIGINAL CURRENCY" has the meaning specified in Section 8.15.

         "OTHER CURRENCY" has the meaning specified in Section 8.15.

         "OTHER TAXES" has the meaning specified in Section 2.13(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PERMITTED DOMESTIC RECEIVABLES TRANSACTION" means any arrangement of the Borrower or its Domestic Subsidiaries providing for sales, transfers or conveyances of, or granting of security interests in, Domestic Receivables that do not provide, directly or indirectly, for recourse against the seller of such Domestic Receivables (or against any of such seller's Affiliates) by way of a guaranty or any other support arrangement, with respect to the amount of such Domestic Receivables (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for receivables purchase transactions that are treated as sales under GAAP, taking into account such factors as historical bad debt loss experience and obligor concentration levels.

         "PERMITTED FOREIGN RECEIVABLES TRANSACTION" means any arrangement of Foreign Subsidiaries providing for sales, transfers or conveyances of, or granting of security interests in, Foreign Receivables that do not provide, directly or indirectly, for recourse against the seller of such Foreign Receivables (or against any of such seller's Affiliates) by way of a guaranty or any other support arrangement, with respect to the amount of such Foreign Receivables (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for receivables purchase transactions that are treated as sales under GAAP, taking into account such factors as historical bad debt loss experience and obligor concentration levels.

         "PERMITTED LIENS" means each of the following: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b); (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations (other than Debt for borrowed money) (i) that are not overdue or (ii) the amount, applicability or validity of which are being contested in good faith and by appropriate proceedings diligently conducted and with respect to which the Borrower or any of its Subsidiaries, as the case may be, has established reserves in accordance with GAAP; (c) pledges or deposits to secure obligations under workers' compensation laws, unemployment insurance or similar legislation (other than in respect of employee benefit plans subject to ERISA) or to secure public or statutory obligations; (d) Liens securing the performance of, or payment in respect of, bids, tenders, government contracts (other than for the repayment of borrowed money), surety and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (e) any interest or title of a lessor or sublessor and any restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject that is incurred in the ordinary course of business and, either individually or when aggregated with all other Permitted Liens in effect on any date of determination, could not be reasonably expected to have a Material Adverse Effect; (f) Liens in favor of customs and revenue authorities arising as a matter of law or pursuant to a bond to secure payment of customs duties in connection with the importation of goods;
(g) Liens arising out of judgments or awards that do not constitute an Event of Default under Section 6.01(g) or 6.01(h) and in respect of which the Borrower or any of its Subsidiaries subject thereto shall be prosecuting an appeal or proceedings for review in good faith and, pending such appeal or proceedings, shall have secured within 30 days after the entry thereof a subsisting stay of execution and shall be maintaining reserves, in accordance with GAAP, with respect to any such judgment or award; (h) leases or subleases granted to others in the ordinary course of business not interfering with the ordinary conduct of the business of the grantor thereof; (i) easements, rights of way, zoning restrictions and other encumbrances on title to real property that were not incurred in connection with and do not secure Debt and do not, either individually or in the aggregate, interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole; (j) Liens arising solely by virtue of any statutory or common law provision relating to banker's Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower or any of its Subsidiaries owning the affected deposit account or other funds maintained with a creditor depository institution in excess of those set forth by regulations promulgated by the Federal Reserve Board or any foreign regulatory agency performing an equivalent function, and (ii) such deposit account is not intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution; and (k) Liens, assignments and pledges of rights to receive premiums, interest or loss payments or otherwise arising in connection with worker's compensation loss portfolio transfer insurance transactions or any insurance or reinsurance agreements pertaining to losses covered by insurance, and Liens (including, without limitation and to the extent constituting Liens, negative pledges) in favor of insurers or reinsurers on pledges or deposits by the Borrower or any

Subsidiary under workmen's compensation laws, unemployment insurance laws or similar legislation.

         "PERMITTED TRANSFEREES" has the meaning specified in the Stockholders Agreement dated as of April 15, 1996 between the Borrower and the stockholders of the Borrower party thereto as in effect as of the Closing Date, except that transferees pursuant to Section 2.2(a)(x) thereof shall not be deemed to be Permitted Transferees for purposes of this Agreement.

         "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

         "PLEDGE AND SECURITY AGREEMENT" has the meaning specified in Section 3.01(a)(i).

         "PLEDGED DEBT" has the meaning specified in Section 1(e) of the Pledge and Security Agreement.

         "PLEDGED FOREIGN SUBSIDIARY" means a Foreign Subsidiary no more than 65% of the Equity Interests of which is pledged to Administrative Agent.

         "PLEDGED INTERESTS" has the meaning specified in Section 1(e) of the Pledge and Security Agreement.

         "PREFERRED INTERESTS" means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

         "PRIMARY OBLIGATION" has the meaning specified in the definition of "CONTINGENT OBLIGATION" set forth in this Section 1.01.

         "PRIMARY OBLIGOR" has the meaning specified in the definition of "CONTINGENT OBLIGATION" set forth in this Section 1.01.

         "PRINCIPAL PROPERTY" means any contiguous or proximate parcel of real property owned by, or leased to, the Borrower or any of its Restricted Subsidiaries, and any equipment located at or comprising a part of any such property, having a gross book value (without deduction of any depreciation reserves), as of the date of determination, in excess of 1% of Consolidated Net Tangible Assets; PROVIDED, HOWEVER, that in the event that the Indentures, or the limitations regarding Liens granted by the Borrower or Restricted Subsidiaries contained in the Indentures, are no longer binding on the Borrower, no property shall be a Principal Property.

         "PRO RATA SHARE" of any amount means, with respect to any of the Lenders at any time, the product of (a) a fraction the numerator of which is the amount of such Lender's Commitment(s) under the applicable Facility or Facilities at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01 at or prior to such time, such Lender's Commitment(s) under the applicable Facility or Facilities as in effect immediately prior to such termination) and the denominator of which is the aggregate amount of such Facility or Facilities at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01 at or prior to such time, the applicable Facility or Facilities as in effect immediately prior to such termination) MULTIPLIED BY (b) such amount.

         "REAL ESTATE FINANCING TRANSACTIONS" means any arrangement with any Person pursuant to which the Borrower or any of its Subsidiaries incurs Debt secured by a Lien on real property of the Borrower or any of its Subsidiaries and related personal property.

         "RECEIVABLES TRANSFER AGREEMENTS" means that certain Receivables Purchase and Sale Agreement dated as of January 28, 2000 among the Borrower, LSFCC, Levi Strauss Funding Corp. and LSFLLC and that certain Third Amended and Fully Restated Receivables Purchase and Sale Agreement between LSFCC and the Borrower effective January 28, 2000.

         "REDEEMABLE" means, with respect to any Equity Interest, Debt or other right or Obligation, any such Equity Interest, Debt or other right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

         "REDUCTION AMOUNT" has the meaning specified in Section 2.06(b)(vi).

         "REGISTER" has the meaning specified in Section 8.07(d).

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "REQUIRED FINANCIAL INFORMATION" means, at any date of determination, the Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties on or prior to such date pursuant to, and satisfying all of the requirements of,
Section 5.03(b) or 5.03(c) and accompanied by the certificates and other information required to be delivered therewith.

         "REQUIRED LENDERS" means, (a) at any time when the Commitments are in effect, Lenders holding at least a majority in interest of the aggregate of the Tranche A Term Commitments, the Tranche B Term Commitments and the Revolving Credit Commitments at such time and (b) at any time after the termination of the Commitments, Lenders owed at least a majority in interest of the sum of (i) the aggregate principal amount of the Advances outstanding at such time and (ii) the aggregate Available Amount of all Letters of Credit outstanding at such time; PROVIDED, HOWEVER, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time
(A) the Commitments of such Lender at such time or (B) the sum of (1) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (2) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time, as the case may be. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

         "REQUIRED PRINCIPAL PAYMENTS" means, with respect to any Person for any period, the sum of all regularly scheduled principal payments or redemptions of outstanding Funded Debt made during such period.

         "REQUIREMENTS OF LAW" means, with respect to any Person, all laws, constitutions, statutes, treaties, ordinances, rules and regulations, all orders, writs, decrees, injunctions, judgments, determinations or awards of an arbitrator, a court or any other Governmental Authority, and all Governmental Authorizations, binding upon or applicable to such Person or to any of its properties, assets or businesses.

         "RESPONSIBLE OFFICER" means, with respect to the Borrower or any of its Subsidiaries, the chief executive officer, the president, the chief financial officer, the principal accounting officer, the treasurer or any assistant treasurer (or the equivalent of any of the foregoing).

         "RESTRICTED SUBSIDIARY" means any Subsidiary of the Borrower which owns or leases a Principal Property; PROVIDED, HOWEVER, that in the event that the Indentures, or the limitations regarding Liens granted by or on the Equity Interests or Debt of Restricted Subsidiaries contained in the Indentures, are no longer binding on the Borrower, no Subsidiary of the Borrower shall be a Restricted Subsidiary.

         "REVOLVING  CREDIT  ADVANCE"  has  the  meaning  specified  in  Section
2.01(c).

         "REVOLVING   CREDIT   BORROWING"   means  a  borrowing   consisting  of
simultaneous Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

         "REVOLVING CREDIT COMMITMENT" means, with respect to any Revolving Credit Lender at any time, the amount set forth opposite such Revolving Credit Lender's name on Schedule 1.01(a) hereto under the caption "REVOLVING CREDIT COMMITMENT" or, if such Revolving Credit Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Revolving Credit Lender in the Register maintained by the Administrative Agent pursuant to
Section 8.07(d) as such Revolving Credit Lender's "REVOLVING CREDIT COMMITMENT", as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 2.06.

         "REVOLVING CREDIT FACILITY" means, at any time, the aggregate amount of the Revolving Credit Lenders' Revolving Credit Commitments at such time.

         "REVOLVING CREDIT LENDER" means, at any time, any Lender that has a Revolving Credit Commitment at such time.

         "REVOLVING CREDIT NOTE" means a promissory note of the Borrower payable to the order of any Revolving Credit Lender, in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Advances made by such Revolving Credit Lender.

        "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

         "SECURED OBLIGATIONS" has the meaning specified in Section 2 of the Pledge and Security Agreement.

         "SECURED PARTIES" means, collectively, the Agents, the Lender Parties, and the Hedge Banks.

         "SENIOR SECURED LEVERAGE RATIO" means, at any date of determination, the ratio of (a) all Senior Secured Funded Debt of the Borrower and its Subsidiaries on such date to (b) Consolidated EBITDA for the most recently completed Measurement Period prior to such date for which the Required Financial Information has been delivered under Section 5.03(b) or (c), as the case may be.

         "SENIOR SECURED FUNDED DEBT" of any Person means, at any date of determination, all secured Debt of such Person that would (or would be required to) appear as liabilities on a consolidated balance sheet of such Person that is not subordinated in right of payment to the Obligations under the Loan Documents.

         "SINGLE EMPLOYER PLAN" means a single employer plan (as defined in Section 4001(a)(15) of ERISA) that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

         "SPC" has the meaning specified in Section 8.07(j).

         "SOLVENT" and "SOLVENCY" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SSB" has the meaning specified in the recital of parties to this Agreement.

         "STANDBY LETTER OF CREDIT" means any Letter of Credit issued hereunder, other than a Trade Letter of Credit.

         "SUBSIDIARY GUARANTY" has the meaning specified in Section 3.01(a)(ii).

         "SUBSIDIARY" of any Person means any corporation, partnership, joint venture, limited liability company, unlimited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding shares of capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture, limited liability company or unlimited liability company or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "SWING LINE ADVANCE" means an advance made by the Swing Line Bank pursuant to Section 2.01(d).

         "SWING LINE BANK" means Bank of America.

         "SWING LINE BORROWING" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

         "SWING LINE NOTE" means a promissory note of the Borrower payable to the order of the Swing Line Bank, in substantially the form of Exhibit A-4 hereto, evidencing the aggregate indebtedness of the Borrower to the Swing Line Bank resulting from the Swing Line Advances made by the Swing Line Bank.

         "SWING  LINE  SUBLIMIT"   means,  at  any  time,  an  amount  equal  to
$50,000,000,  as such amount may be reduced at or prior to such time pursuant to
Section 2.05.

         "SYNDICATION AGENT" has the meaning specified in the recital of parties to this Agreement.

         "TAXES" has the meaning specified in Section 2.13(a).

         "TERMINATION DATE" means the earlier of (a) August 29, 2003 and (b) the date of termination in whole of the Tranche A Term Commitments, the Tranche B Term Commitments and the Revolving Credit Commitments pursuant to Section 2.05 or 6.01.

         "TRADE LETTER OF CREDIT" means any Letter of Credit that is issued hereunder for the benefit of a supplier of inventory to the Borrower or any of its Subsidiaries to effect payment for such inventory, the conditions to drawing under which include the presentation to the Issuing Bank that issued such Letter of Credit of shipping documents, invoices and related documents.

         "TRANCHE A TERM ADVANCE" has the meaning specified in Section 2.01(a).

         "TRANCHE A TERM BORROWING" means a borrowing consisting of simultaneous Tranche A Term Advances of the same Type made by the Tranche A Term Lenders.

         "TRANCHE A TERM COMMITMENT" means, with respect to any Tranche A Term Lender at any time, the amount set forth opposite such Lender's name on Schedule 1.01(a) hereto under the caption "TRANCHE A TERM COMMITMENT" or, if such Lender has entered into one or more

Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Tranche A Term Lender's "TRANCHE A TERM COMMITMENT", as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 6.01.

         "TRANCHE A TERM FACILITY" means, at any time, the aggregate Tranche A Term Commitments of all Tranche A Term Lenders at such time.

         "TRANCHE A TERM LENDER" means, at any time, any Lender that has a Tranche A Term Commitment at such time.

         "TRANCHE A TERM NOTE" means a promissory note of the Borrower payable to the order of any Tranche A Term Lender, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Tranche A Term Lender resulting from the Tranche A Term Advance made by such Tranche A Term Lender.

         "TRANCHE B TERM ADVANCE" has the meaning specified in Section 2.01(b).

         "TRANCHE B TERM BORROWING" means a borrowing consisting of simultaneous Tranche B Term Advances of the same Type made by the Tranche B Term Lenders.

         "TRANCHE B TERM COMMITMENT" means, with respect to any Tranche B Term Lender at any time, the amount set forth opposite such Lender's name on Schedule 1.01(a) hereto under the caption "TRANCHE B TERM COMMITMENT" or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) as such Tranche B Term Lender's "TRANCHE B TERM COMMITMENT", as such amount may be reduced at or prior to such time pursuant to Section 2.05 or 6.01.

         "TRANCHE B TERM FACILITY" means, at any time, the aggregate Tranche B Term Commitments of all Tranche B Term Lenders at such time.

         "TRANCHE B TERM LENDER" means, at any time, any Lender that has a Tranche B Term Commitment at such time.

         "TRANCHE B TERM NOTE" means a promissory note of the Borrower payable to the order of any Tranche B Term Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Tranche B Term Lender resulting from the Tranche B Term Advance made by such Tranche B Term Lender.

         "TYPE" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

         "UNPLEDGED FOREIGN SUBSIDIARIES" means Foreign Subsidiaries none of the Equity Interests of which is pledged to Administrative Agent.

         "UNREIMBURSED AMOUNT" has the meaning specified in Section 2.03(c).

         "UNUSED REVOLVING CREDIT COMMITMENTS" means, with respect to any Revolving Credit Lender at any time, (a) such Revolving Credit Lender's Revolving Credit Commitment at such time MINUS (b) the sum, without duplication, of (i) the aggregate principal amount of all Revolving Credit Advances and Letter of Credit Advances (in respect of Domestic Letters of Credit) made by such Revolving Credit Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Revolving Credit Lender's Pro Rata Share of the aggregate Available Amount of all Domestic Letters of Credit outstanding at such time,
(iii) in the case of the Swing Line Bank, the aggregate principal amount of all Swing Line Advances outstanding at such time, and (iv) such Revolving Credit Lender's Pro Rata Share of the Foreign Letter of Credit Sublimit. For purposes of this definition, any amount described in the preceding sentence which is denominated in a currency other than Dollars shall be valued based on the applicable Exchange Rate for such currency as of the applicable date of determination.

         "VOTING INTERESTS" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         "VOTING TRUST AGREEMENT" means the Voting Trust Agreement entered into as of April 15, 1996 by and among Robert D. Haas; Peter E. Haas, Sr.; Peter E. Haas, Jr.; and F. Warren Hellman as the Voting Trustees and the stockholders of the Borrower (as successor to LSAI Holding Corp.) who are parties thereto.

         "WELFARE PLAN" means a welfare plan (as defined in Section 3(1) of ERISA) that is maintained for employees of any Loan Party or in respect of which any Loan Party could reasonably be expected to have liability.

         "WITHDRAWAL LIABILITY" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

         Section  1.02   Computation   of  Time  Periods;   OTHER   DEFINITIONAL
                         -------------------------------
PROVISIONS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". References in the Loan Documents to any agreement or contract "as amended" shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any Loan Document.

         Section 1.03 Accounting  Terms.  All accounting  terms not specifically
                      -----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(g) ("GAAP").

         Section  1.04 Change in  Accounting  Principles.  If any change in GAAP
                       ---------------------------------
occurs or takes effect after the Closing Date which would result in a change in any quantity reported to the Lenders hereunder which provides the basis for any covenant, performance obligation or standard of measurement used in this Agreement, the parties hereto agree to enter into negotiations in order to amend such covenant, performance obligation or standard of performance so as to reflect such change with the result that the criteria for evaluating compliance with such covenant, performance obligation or standard of performance shall be the same after the change as if the change had not been made. Until the parties hereto agree to such amendment, all covenants, performance obligations and standards of performance shall be calculated without giving effect to the change in GAAP.

                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES
                            AND THE LETTERS OF CREDIT

         Section 2.01 The Advances and the Letters of Credit.
                      --------------------------------------

         (a) The Tranche a Term Advances.  Each Tranche A Term Lender  severally
             ---------------------------
agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "TRANCHE A TERM ADVANCE") in Dollars to the Borrower on the Closing Date in an amount not to exceed the Tranche A Term Commitment of such Tranche A Term Lender at such time. The Tranche A Term Borrowing shall consist of Tranche A Term Advances made simultaneously by the Tranche A Term Lenders in accordance with their respective Pro Rata Shares of the Tranche A Term Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

         (b) The Tranche B Term Advances.  Each Tranche B Term Lender  severally
             ---------------------------
agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "TRANCHE B TERM ADVANCE") in Dollars to the Borrower on the Closing Date in an amount not to exceed the Tranche B Term Commitment of such Tranche B Term Lender at such time. The Tranche B Term Borrowing shall consist of Tranche B Term Advances made simultaneously by the Tranche B Term Lenders in accordance with their respective Pro Rata Shares of the Tranche B Term Facility. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed.

         (c)  The  Revolving  Credit  Advances.  Each  Revolving  Credit  Lender
              --------------------------------
severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "REVOLVING CREDIT ADVANCE") in Dollars to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date, in each case in an amount not to exceed the Unused Revolving Credit Commitment of such Revolving Credit Lender at such time. Each Revolving Credit Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances or outstanding L/C Borrowings) or, if less, the amount of the Aggregate Unused Revolving Credit Commitments at such time. Each Revolving Credit Borrowing shall consist of Revolving Credit Advances made simultaneously by the Revolving Credit Lenders in accordance with their respective Pro Rata Shares of the Revolving Credit Facility. Within the limits of each Revolving Credit Lender's Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(c), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(c).

         (d) The Swing Line  Advances.  The  Borrower may request the Swing Line
             ------------------------
Bank to make, and the Swing Line Bank may, if in its sole discretion it elects to do so, make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in an aggregate amount not to exceed the Swing Line Sublimit at any time outstanding and (ii) in an amount for each such Swing Line Borrowing not to exceed the Aggregate Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $1,000,000 or an integral multiple of $500,000 in excess thereof. Within the limits of the first sentence of this Section 2.01(d), so long as the Swing Line Bank, in its sole discretion, elects to make Swing Line Advances, the Borrower may borrow under this Section 2.01(d), repay pursuant to Section 2.04(d) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(d).

         (e) Letters of Credit.
             -----------------

                  (i) Each Issuing Bank severally agrees, in reliance upon the agreements of the Lenders set forth in Section 2.03 and on the terms and conditions hereinafter set forth, to (A) issue letters of credit ("DOMESTIC LETTERS OF CREDIT") for the account of the Borrower from time to time on any Business Day during the period from the date hereof until 60 days before the scheduled Termination Date in an aggregate Available Amount for all Domestic Letters of Credit not to exceed the lesser of (1) the Letter of Credit Sublimit at such time MINUS the Foreign Letter of Credit Sublimit at such time and (2) the Aggregate Unused Revolving Credit Commitments at such time and (B) issue, or cause their respective Foreign Affiliate Issuing Banks to issue, letters of credit that constitute Trade Letters of Credit ("FOREIGN LETTERS OF CREDIT" and, together with Domestic Letters of Credit, "LETTERS OF CREDIT") for the account of the Borrower from time to time during the period from the date hereof until 60 days before the scheduled Termination Date in an aggregate Available Amount for all Foreign Letters of Credit issued by such Issuing Bank and Affiliates of such Issuing Bank not to exceed the Issuing Bank Foreign Letter of Credit Sublimit for such Issuing Bank. The Borrower shall have the right to change the Foreign Letter of Credit Sublimit and the Issuing Bank Foreign Letter of Credit Sublimits by delivering to the Administrative Agent a notice (the "FOREIGN LETTER OF CREDIT SUBLIMIT NOTICE") on the first Business Day of any Fiscal Quarter. No Trade Letter of Credit shall have an expiration date later than 180 days after the issuance thereof. No Standby Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary of such Standby Letter of Credit to require renewal) later than one year after the date of issuance thereof, but any such Standby Letter of Credit may by its terms be renewable annually on the terms set forth in clause (ii) of this Section 2.03(e). If any Letter of Credit remains outstanding after the Termination Date, the Borrower shall, not later than the Termination Date, deposit an amount equal to the aggregate Available Amount of all Letters of Credit outstanding at such time in the L/C Cash Collateral Account. Within the limits of the Letter of Credit Sublimit, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(e)(i) to replace Letters of Credit that have expired or been drawn upon and reimbursed. All Existing

Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) If the Borrower so requests in any applicable Letter of Credit Agreement, the Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "EVERGREEN LETTER OF CREDIT"); provided that any such Evergreen Letter of Credit must permit the Issuing Bank to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "NONRENEWAL NOTICE DATE") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Issuing Bank, the Borrower shall not be required to make a specific request to the Issuing Bank for any such renewal. Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Issuing Bank to permit the renewal of such Letter of Credit at any time to a date not later than the day that is seven days prior to the Termination Date (or if such day is not a Business Day, the next preceding Business Day); PROVIDED, HOWEVER, that the Issuing Bank shall not permit any such renewal if (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice in writing on or before the Business Day immediately preceding the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 3.02 is not then satisfied.
Notwithstanding anything to the contrary contained herein, the Issuing Bank shall have no obligation to permit the renewal of any Evergreen Letter of Credit at any time.

                  (iii) No Issuing Bank shall be required to issue any Letter of Credit if:

                        (A) any order,  judgment  or decree of any  Governmental
         Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirements of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                        (B) the issuance of such Letter of Credit would violate one or more generally applicable policies of the Issuing Bank; or

                        (C) in the judgment of the Issuing Bank, the foreign currency in which such Letter of Credit is requested to be denominated is not readily and freely available.

                  (iv) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each Trade Letter of Credit.

         Section 2.02 Making the Advances.
                      -------------------

         (a) Except as otherwise provided in Section 2.02(b) or 2.03, each Borrowing (other than an L/C Borrowing or a Swing Line Borrowing) shall be made on notice, given not later than 9:00 A.M. (San Francisco, California time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing comprised of Eurodollar Rate Advances, or on the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing comprised of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give prompt notice thereof to each Appropriate Lender by telex or telecopier. Each notice of a Borrowing (a "NOTICE OF BORROWING") shall be by telephone, confirmed immediately in writing, or by telex or telecopier, in substantially the form of Exhibit B-1 hereto, shall be duly executed by a Responsible Officer of the Borrower, and shall specify therein: (i) the requested date of such Borrowing (which shall be a Business Day); (ii) the Facility under which such Borrowing is requested to be made; (iii) the Type of Advances requested to comprise such Borrowing; (iv) the requested aggregate amount of such Borrowing; and (v) in the case of a Borrowing comprised of Eurodollar Rate Advances, the requested duration of the initial Interest Period for each such Advance. Each Appropriate Lender shall, before 11:00 A.M. (San Francisco, California time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's Pro Rata Share of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, HOWEVER, that, in the case of any Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances made by the Swing Line Bank and any Letter of Credit Advances made by any Revolving Credit Lender and outstanding on the date of such Revolving Credit Borrowing, PLUS accrued and unpaid interest thereon to and as of such date, available to the Swing Line Bank and such Revolving Credit Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.

         (b) (i) Each Swing Line Borrowing shall be made on notice, given not later than 11:00 A.M. (San Francisco, California time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent. Each Notice of Borrowing shall be by telephone, confirmed immediately in writing, or by telex or telecopier, shall be duly executed by a Responsible Officer of the Borrower, and shall specify therein: (A) the requested date of such Borrowing (which shall be a Business Day); (B) the requested amount of such Borrowing; and (C) the requested maturity of such Borrowing (which maturity shall be no later than the 14th day after the requested date of such Borrowing). If, in its sole discretion it elects to make the requested Swing Line Borrowing, the Swing Line Bank will make the amount thereof available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account. Immediately upon the making of each Swing Line Borrowing, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Bank a participation in such Swing Line Borrowing in an amount equal to the product of such Revolving Credit Lender's Pro Rata Share TIMES the amount of such Swing Line Borrowing.

             (ii) Upon demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent (which shall give prompt notice thereof to each Revolving Credit Lender), each Revolving Credit Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such Revolving Credit Lender, such Revolving Credit Lender's Pro Rata Share of such outstanding Swing Line Borrowing as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account for the account of the Swing Line Bank, in same day funds, an amount in Dollars equal to such Pro Rata Share. Promptly after receipt of such funds, the Administrative Agent shall transfer such funds to the Swing Line Bank at its Applicable Lending Office. Each
Revolving Credit Lender hereby agrees to purchase its Pro Rata Share of an outstanding Swing Line Borrowing on (A) the Business Day on which demand therefor is made by the Swing Line Bank so long as notice of such demand is given not later than 12:00 Noon (San Francisco, California time) on such Business Day or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time. If and to the extent that any Revolving Credit Lender shall not have so made its Pro Rata Share of any applicable Swing Line Borrowing available to the Administrative Agent in accordance with the foregoing provisions of this Section 2.02(b)(ii), such Revolving Credit Lender hereby agrees to pay to the Administrative Agent forthwith on demand the amount of its Pro Rata Share, together with interest thereon, for each day from the date of demand by the Swing Line Bank therefor until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Revolving Credit Lender shall pay to the Administrative Agent the amount of its Pro Rata Share for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Revolving Credit Advance made by such Revolving Credit Lender on such Business Day for all purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

             (iii) The Obligation of each Revolving Credit Lender to purchase its Pro Rata Share of each outstanding Swing Line Borrowing upon demand by the Swing Line Bank therefor pursuant to clause (ii) of this Section 2.02(b) shall be absolute, unconditional and irrevocable, and shall be made strictly in accordance with the terms of clause (ii) of this Section 2.02(b) under all circumstances, including, without limitation, the following circumstances:

                  (A) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

                  (B) the existence of any claim, set-off, defense or other right that such Revolving Credit Lender may have at any time against the Swing Line Bank, the Borrower or any other Person, whether in connection with the transactions contemplated by the Loan Documents or any unrelated transaction;

                  (C) the occurrence and continuance of any Default or Event of Default; or

                  (D) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

         (c) Anything in subsection (a) of this Section 2.02 to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances for the initial Borrowing of Tranche B Term Advances hereunder and no Tranche B Term Advance may be made as a Eurodollar Rate Advance and no Tranche B Term Loan Base Rate Advance may be converted into a Eurodollar Rate Advance until the tenth day after the Closing Date. In addition, Advances may not be outstanding as part of more than 24 separate Borrowings.

         (d) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender if for any reason a Borrowing of any Eurodollar Rate Advance does not occur on the date specified therefor in such Notice of Borrowing or a Conversion to or Continuation of any Eurodollar Rate Advance does not occur on a date specified therefor in a Notice of Conversion/Continuation therefor, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

         (e) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made the amount of such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02, as applicable, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made the amount of such Pro Rata Share available to the Administrative Agent, such Lender and the Borrower severally agree to repay or to pay to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes under this Agreement.

         (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

         Section 2.03 Issuance of and Drawings and  Reimbursement  Under Letters
                      ----------------------------------------------------------
of Credit.
---------

         (a) Request for Issuance.
             --------------------

             (i) Each Domestic Letter of Credit shall be issued upon notice, given not later than 1:00 P.M. (San Francisco, California time) on the Business Day prior to the date of the proposed issuance of such Domestic Letter of Credit (or such later day as the applicable Issuing Bank in its sole discretion shall agree), by the Borrower to any Issuing Bank, which shall give to the Administrative Agent and each Revolving Credit Lender prompt notice thereof by telex or telecopier. Each notice of issuance of a Letter of Credit (a "NOTICE OF ISSUANCE") shall be by telephone, confirmed immediately in writing, or by telex or telecopier, shall be duly executed by a Responsible Officer of the Borrower, and shall specify therein: (A) the requested date of such issuance (which shall be a Business Day); (B) the requested Available Amount of such Domestic Letter of Credit; (C) the requested expiration date of such Letter of Credit (which shall comply with the requirements of Section 2.01(e)); (D) the name and address of the proposed beneficiary of such Letter of Credit; (E) the currency in which such Domestic Letter of Credit is requested to be denominated; and (F) the proposed form of such Domestic Letter of Credit, and shall be accompanied by such application and agreement for letters of credit as such Issuing Bank may specify to the Borrower for use in connection with such requested Domestic Letter of Credit (a "LETTER OF CREDIT AGREEMENT"). If the requested form of such Domestic Letter of Credit is acceptable to such Issuing Bank in its sole discretion, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with the issuance of such Letter of Credit. If and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

             (ii) Each Foreign Letter of Credit shall be issued in accordance with the usual and customary business practices of the Issuing Bank or Foreign Affiliate Issuing Bank issuing such Foreign Letter of Credit.

             (iii) Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share TIMES the amount of such Letter of Credit.

         (b) Procedure for Issuance.
             ----------------------

             (i) Promptly after receipt of any Notice of Issuance for a Domestic Letter of Credit, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Notice of Issuance from the Borrower and, if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Upon receipt by the Issuing Bank of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Domestic Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuing Bank's usual and customary business practices.

             (ii) Promptly after its delivery of any Domestic Letter of Credit or any amendment to a Domestic Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Domestic Letter of Credit or amendment.

         (c) Drawing and Reimbursement.
             -------------------------

             (i) Upon any drawing under any Letter of Credit, the Issuing Bank shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 A.M. (San Francisco, California time) on the date of any payment by the Issuing Bank under a Letter of Credit (each such date, an "HONOR DATE"), the Borrower shall reimburse the Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing in Dollars (which amount, in the case of a payment under a Letter of Credit which is denominated in a currency other than Dollars, shall be calculated by reference to the applicable Exchange Rate). If the Borrower fails to so reimburse the Issuing Bank by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the "UNREIMBURSED AMOUNT"), and such Lender's Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Advance of Base Rate Loans in Dollars (which amount, in the case of a payment under a Letter of Credit which is denominated in a currency other than Dollars, shall be calculated by reference to the applicable Exchange Rate) to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.01(c) for the principal amount of Base Rate Loans, but subject to the amount of the Aggregate Unused Revolving Credit
Commitments and the conditions set forth in Section 3.02 (other than the delivery of a Notice of Borrowing). Any notice given by the Issuing Bank or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

             (ii) Each Revolving Credit Lender (including the Revolving Credit Lender acting as Issuing Bank) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent in Dollars for the account of the Issuing Bank at the Administrative Agent's Account in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 P.M. (San Francisco, California time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Revolving Credit Advance to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Issuing Bank.

             (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Advance because the conditions set forth in
Section 3.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Eurodollar Rate Advances pursuant to clause (i) of
Section 2.07(a). In such event, each Lender's payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute a Letter of Credit Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.03.

             (iv) Until each Revolving Credit Lender funds its Revolving Credit Advance or Letter of Credit Advance pursuant to this Section 2.03(c) to reimburse the Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the Issuing Bank.

             (v) The Obligation of each Revolving Credit Lender to make Revolving Loans or Letter of Credit Advances upon demand by any Issuing Bank therefor pursuant to clause (i) of this Section 2.03(c) shall be absolute, unconditional and irrevocable, and shall be made strictly in accordance with the terms of clause (i) of this Section 2.03(c) under all circumstances, including, without limitation, the following circumstances:

                  (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "L/C RELATED Documents");

                  (B) the existence of any claim, set-off, defense or other right that such Revolving Credit Lender may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any Issuing Bank, the Borrower or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                  (C) the occurrence and continuance of any Default or Event of Default; or

                  (D) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         (d)  Failure  to Make  Letter of Credit  Advances.  The  failure of any
              --------------------------------------------
Revolving Credit Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Revolving Credit Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Revolving Credit Lender shall be responsible for the failure of any other Revolving Credit Lender to make the Letter of Credit Advance to be made by such other Revolving Credit Lender on such date.

         Section 2.04 Repayment of Advances
                      ---------------------

         (a)  Tranche  a  Term  Advances.   The  Borrower  shall  repay  to  the
              --------------------------
Administrative Agent for the ratable account of the Tranche A Term Lenders the aggregate principal amount of all Tranche A Term Advances outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06):



           DATE                       AMOUNT
           ----                       ------

August 23, 2001                      $10,000,000
November 21, 2001                     10,000,000
February 21, 2002                     10,000,000
May 23, 2002                          10,000,000
August 22, 2002                       10,000,000
November 20, 2002                     12,500,000
February 20, 2003                     12,500,000
May 22, 2003                          12,500,000
August 29, 2003                       12,500,000



; PROVIDED, HOWEVER, that the final principal repayment installment of the Tranche A Term Advances shall be repaid on the Termination Date and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A Term Advances outstanding on such date.

         (b)  Tranche  B  Term  Advances.   The  Borrower  shall  repay  to  the
              --------------------------
Administrative Agent for the ratable account of the Tranche B Term Lenders the aggregate principal amount of all Tranche B Term Advances outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06):



           DATE                       AMOUNT
           ----                       ------

August 23, 2001                      $10,000,000
November 21, 2001                     10,000,000
February 21, 2002                     10,000,000
May 23, 2002                          10,000,000
August 22, 2002                       10,000,000
November 20, 2002                     10,000,000
February 20, 2003                     10,000,000
May 22, 2003                          90,000,000
August 29, 2003                       90,000,000


; PROVIDED, HOWEVER, that the final principal repayment installment of the Tranche B Term Advances shall be repaid on the Termination Date and in any event shall be in an amount equal to the aggregate principal amount of all Tranche B Term Advances outstanding on such date.

         (c)  Revolving  Credit  Advances.  The  Borrower  shall  repay  to  the
              ---------------------------
Administrative Agent for the ratable account of the Revolving Credit Lenders on the Termination Date the aggregate principal amount of all Revolving Credit Advances outstanding on such date.

         (d) Swing Line Advances. The Borrower shall repay to the Administrative
             -------------------
Agent for the account of the Swing Line Bank on the earlier of (i) the maturity date for each Swing Line Advance (as specified in the applicable Notice of Swing Line Borrowing) and (ii) the Termination Date the principal amount of each Swing Line Advance made by the Swing Line Bank outstanding on such date.

         (e) Letter of Credit  Advances.  The  Obligations  of the  Borrower  to
             --------------------------
reimburse the Issuing Bank for each drawing under each Letter of Credit and to repay each Letter of Credit Advance and each drawing under a Letter of Credit that is refinanced by Revolving Credit Advances shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement or other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

             (i) any lack of validity or enforceability of any L/C Related Document;

             (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

             (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

             (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

             (v) payment by any Issuing Bank in good faith under a Letter of Credit against presentation of a draft, certificate or other document that does not strictly comply with the terms of such Letter of Credit;

             (vi) any exchange, release or nonperfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Subsidiary Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

             (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

         Section   2.05   Termination   or   Reduction   of   the   Commitments.
                          -----------------------------------------------------

         (a)  Optional.  The Borrower may,  upon at least three  Business  Days'
              --------
notice to the Administrative Agent, terminate in whole or reduce in part the Aggregate Unused Revolving Credit Commitments; PROVIDED, HOWEVER, that each partial reduction of such Facility shall be in an aggregate amount of $25,000,000 or an integral multiple of $5,000,000 in excess thereof or, if less, the aggregate amount of such Facility.

         (b) Mandatory.
             ---------

             (i) The Tranche A Term Facility and the Tranche B Term Facility shall be automatically and permanently reduced from time to time upon each repayment or prepayment of the outstanding Tranche A Term Advances or Tranche B Term Advances, as the case may be, by an amount equal to the amount by which (A) the Tranche A Term Facility or Tranche B Term Facility, as the case may be, immediately prior to such reduction exceeds (B) the aggregate principal amount of all Tranche A Term Advances or Tranche B Term Advances, as the case may be, outstanding at such time.

             (ii) The Revolving Credit Facility shall be automatically and permanently reduced on each date on which the prepayment of Revolving Credit Advances outstanding thereunder is required to be made pursuant to Section 2.06(b)(i) by an amount equal to the applicable Reduction Amount.

             (iii) The Letter of Credit Sublimit shall be automatically and permanently reduced on the date of each reduction in the Revolving Credit Facility by an amount equal to the amount, if any, by which (A) the Letter of Credit Sublimit on such date exceeds (B) the Revolving Credit Facility on such date, after giving effect to such reduction of the Revolving Credit Facility.

         (c)  Application  of Commitment  Reductions.  Upon each  reduction of a
              --------------------------------------
Facility pursuant to this Section 2.05, the Commitment of each Appropriate Lender under such Facility shall be reduced by such Lender's Pro Rata Share of the amount by which such Facility is reduced.

         Section 2.06 Prepayments.
                      -----------

         (a) Optional. The Borrower may, upon at least one Business Day's notice
             --------
in the case of Base Rate Advances and three Business Days' notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the aggregate principal amount of the Advances comprising part of the same Borrowing and outstanding on such date, in whole or ratably in part; PROVIDED, HOWEVER, that (i) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) if any such prepayment of a Eurodollar Rate Advance is made on a date other than the last day of an Interest Period therefor, the Borrower shall also pay any amounts owing in respect of such Eurodollar Rate Advance pursuant to Section 2.11(d). The Borrower may on any Business Day prepay Swing Line Advances in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof. Each prepayment pursuant to this subsection (a), other than any prepayment of Revolving Credit Advances, shall be applied to prepay the Tranche A Term Advances and Tranche B Term
Advances on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the principal repayment installments thereof in order of maturity.

         (b) Mandatory.
             ---------

             (i) The  Borrower  shall (A) on the date of receipt of the Net Cash
Proceeds by the Borrower or any of its Subsidiaries from the sale, lease, transfer or other disposition of any property or assets of the Borrower or any of its Subsidiaries (other than any property or assets expressly permitted to be sold, leased, transferred or otherwise disposed of pursuant to clause (i), (ii),
(iii), (iv), (ix), (x), (xii), (xiii) or (xiv) of Section 5.02(e) and property or assets to the extent that the aggregate value of such property and assets disposed of in any single transaction or related series of transactions does not exceed $500,000), (B) no later than five days following the receipt of the Net Cash Proceeds by the Borrower or any of its Subsidiaries from any Equipment Financing Transaction, Permitted Foreign Receivables Transaction, or Real Estate Financing Transaction, (C) on the date of receipt of the Net Cash Proceeds by the Borrower or any of its Subsidiaries from any Permitted Domestic Receivables Transaction, and (D) on the date of receipt of the Net Cash Proceeds by the Borrower or any of its Subsidiaries from any Insurance Receipt received by or paid to or for the account of the Borrower or any of its Subsidiaries (other than the Net Cash Proceeds of any Insurance Receipt with respect to property subject to an Equipment Financing Transaction, a Real Estate Financing Transaction or a Lien permitted under Section 5.02(a)(iv)), prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to 100% of the amount of such Net Cash Proceeds. Each prepayment of Advances pursuant to this clause (i) shall be applied to prepay the Tranche A Term
Advances and the Tranche B Term Advances and reduce the Revolving Credit Facility on a pro rata basis; PROVIDED, HOWEVER, that notwithstanding the foregoing provisions of this clause (i) and Section 2.06(b)(vi), in no event shall the Revolving Credit Facility be reduced pursuant to this clause (i), to less than $500,000,000, and any amounts that otherwise would have been applied to reduce the Revolving Credit Facility shall be applied to the further prepayment of the Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis. Each prepayment of Tranche A Term Advances and Tranche B Term Advances pursuant to this clause (i) shall be applied to reduce the principal repayment installments thereof in inverse order of maturity.

             (ii) The Borrower shall, no later than three Business Days following the receipt of the Net Cash Proceeds by the Borrower or any of its Subsidiaries from (A) the incurrence or issuance by the Borrower or any of its Subsidiaries of any Debt (other than Debt expressly permitted to be incurred or issued pursuant to Section 5.02(b) (other than Section 5.02(b)(i)(C)) and (B) the issuance or sale by the Borrower or any of its Subsidiaries of any Equity Interests therein, prepay an aggregate principal amount of the Tranche A Term Advances and Tranche B Term Advances comprising part of the same Borrowings equal to 100% of the amount of such Net Cash Proceeds. Each prepayment of Tranche A Term Advances and Tranche B Term Advances pursuant to this clause (ii) shall be applied to prepay the Tranche A Term Advances and Tranche B Term
Advances on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the principal repayment installments thereof in inverse order of maturity. In the event that there are no outstanding

Tranche A Term Advances or Tranche B Term Advances on the date of receipt of any such Net Cash Proceeds, no prepayment shall be required.

             (iii) The Borrower shall, on the tenth day following the date on which the Borrower delivers to the Administrative Agent the Required Financial Information for any Fiscal Year pursuant to Section 5.03(b), commencing with the Fiscal Year ending November 25, 2001, prepay an aggregate principal amount of Tranche A Term Advances and Tranche B Term Advances equal to 50% of the amount of Consolidated Excess Cash Flow for such Fiscal Year; PROVIDED, HOWEVER, that the sum of (A) the mandatory prepayments required to be made under this Section 2.06(b)(iii) for Fiscal Years 2001 and 2002, (B) the repayments required to be made under Sections 2.04(a) and (b) during such Fiscal Years, and (C) any payments made under Sections 2.06(a) and 2.06(b)(v) during such Fiscal Years shall not exceed $200,000,000 during any such Fiscal Year. Each prepayment of Tranche A Term Advances and Tranche B Term Advances pursuant to this clause
(iii) shall be applied to prepay the Tranche A Term Advances and Tranche B Term Advances on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the principal repayment installments thereof in inverse order of maturity. In the event that there are no outstanding Tranche A Term Advances or Tranche B Term Advances on the date of receipt of any such Net Cash Proceeds, no prepayment shall be required.

             (iv) Notwithstanding the foregoing, in the case of any mandatory prepayment of the Tranche B Term Advances pursuant to clause (i)(B), clause
(i)(C) or clause (ii) of this Section 2.06(b), the Tranche B Term Lenders shall, so long as there are outstanding Tranche A Term Advances, have the option to waive the right to receive the amount of such mandatory prepayment of the Tranche B Term Advances. In the event that there are no outstanding Tranche A Term Advances on the date of any mandatory prepayment, the Tranche B Term Lenders shall have no option to waive the right to receive such prepayment. Upon the receipt of any such mandatory prepayment, the Administrative Agent shall notify each Tranche B Term Lender of such receipt. In the event any Tranche B Term Lender desires to waive such Tranche B Term Lender's right to receive such mandatory prepayment, such Tranche B Term Lender shall so advise the Administrative Agent in writing no later than the close of business on the third Business Day following receipt of such notice from the Administrative Agent and, within five Business Days of the receipt by Administrative Agent of such mandatory prepayment, the Administrative Agent shall apply the amount that otherwise would have been applied to mandatorily prepay the Tranche B Term Advances of all Tranche B Term Lenders waiving their right to receive such mandatory prepayment to the further prepayment of the Tranche A Term Advances to the extent any are then outstanding.

             (v) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Letter of Credit Advances and the Swing Line Advances, and, if applicable, deposit an amount into the L/C Cash Collateral Account equal to the amount by which (A) the sum of (1) the aggregate principal amount of all Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding on such Business Day and (2) the aggregate Available Amount of all Letters of Credit outstanding on such Business Day exceeds (B) the Revolving Credit Facility on such Business Day (after giving effect to any permanent reduction thereof pursuant to Section 2.05 on such Business Day) on such Business Day.

             (vi) Prepayments of the Revolving Credit Facility made pursuant to clause (i) or (v) of this Section 2.06(b), first, shall be applied to prepay Letter of Credit Advances outstanding at such time until all such Letter of Credit Advances are paid in full, second, shall be applied to prepay Swing Line Advances outstanding at such time until all such Swing Line Advances are paid in full, third, shall be applied to prepay Revolving Credit Advances comprising part of the same Borrowings and outstanding at such time until all such Revolving Credit Advances are paid in full and, fourth shall be deposited into the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of all Letters of Credit outstanding at such time; and, in the case of prepayments of the Revolving Credit Facility required pursuant to clause (i) of this Section 2.06(b), the amount remaining, if any, after the prepayment in full of all Advances outstanding at such time and the 100% cash collateralization of the aggregate Available Amount of all Letters of Credit outstanding at such time (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being, collectively, the "REDUCTION AMOUNT") may be retained by the Borrower for use in the ordinary course of its business, and the Revolving Credit Facility shall be automatically and permanently reduced as set forth in
Section 2.05(b)(iii). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the applicable Issuing Bank or the Revolving Credit Lenders, as applicable.

         (c) Prepayments to Include Accrued Interest, Etc. All prepayments under
             --------------------------------------------
this Section 2.06 shall be made together with (i) accrued and unpaid interest to the date of such prepayment on the principal amount so prepaid and (ii) in the case of any such prepayment of a Eurodollar Rate Advance on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurodollar Rate Advance pursuant to Section 2.11(d).

         Section 2.07 Interest.
                      --------

         (a) Scheduled  Interest.  The Borrower shall pay interest on the unpaid
             -------------------
principal amount of each Advance owing to each Lender Party from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

             (i) Revolving Credit Advances and Tranche A Term Advances.

                  (A) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of
         (A) the Base Rate in effect from time to time and (B) the Applicable Margin for such Advance in effect from time to time, payable in arrears quarterly on the fifth Business Day after the end of each Fiscal Quarter during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (B)  Eurodollar  Rate  Advances.  During such  periods as such
         Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Advance for such Interest Period and (B) the Applicable Margin for such Advance in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest

Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

             (ii) Tranche B Term Advances.

                  (A) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time and 2.00%, payable in arrears quarterly on the fifth Business Day after the end of each Fiscal Quarter during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (B)  Eurodollar  Rate  Advances.  During such  periods as such
         Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate and 3.25%, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

             (iii) Swing Line Advances. During such periods as such Advance is a Swing Line Advance, a rate per annum at all times equal to the rate quoted by Swing Line Bank, payable in arrears on the date such Swing Line Advance is paid in full.

         (b) Default Interest. Upon the occurrence and during the continuance of
             ----------------
an Event of Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender Party, payable in arrears on the dates referred to in clause (i), (ii) or (iii) of Section 2.07(a), as applicable, and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (i), (ii) or (iii) of Section 2.07(a), as applicable, and (ii) to the fullest extent permitted by applicable law, the amount of any interest, fee or other amount payable under this Agreement or any other Loan Document to any Agent or any Lender Party that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (i), (ii) or (iii) of Section 2.07(a), as applicable, and, in all other cases, on Base Rate Advances pursuant to clause (i) of Section 2.07(a).

         (c) Notice of  Interest  Rate.  Promptly  after  receipt of a Notice of
             -------------------------
Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each Appropriate Lender of the applicable interest rate determined by the Administrative Agent for purposes of clause (i) or (ii) of Section 2.07(a), as applicable.

         Section 2.08 Fees.
                      ----

         (a) Commitment Fee. The Borrower shall pay to the Administrative  Agent
             --------------
for the account of the Revolving Credit Lenders a commitment fee (the "COMMITMENT FEE"), from the date hereof in the case of each Initial Lender and from the effective date specified in the

Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until, in each case, the Termination Date, payable in arrears quarterly on the fifth Business Day after the end of each Fiscal Quarter, commencing February 25, 2001, and on the Termination Date, at the rate of 0.50% per annum on the sum of the average daily Unused Revolving Credit Commitment of each Revolving Credit Lender; PROVIDED, HOWEVER, that any Commitment Fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and PROVIDED FURTHER that no Commitment Fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

         (b) Domestic Letter of Credit Fees, Etc.
             ------------------------------------

             (i) The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly on the fifth Business Day after the end of each Fiscal Quarter, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Domestic Letter of Credit and on the Termination Date, on such Revolving Credit Lender's Pro Rata Share of the average daily aggregate Available Amount of all Domestic Letters of Credit outstanding from time to time during such Fiscal Quarter at the Applicable Margin for Eurodollar Rate Advances under the Revolving Credit Facility. Upon the occurrence and during the continuance of an Event of Default, the amount of commission payable by the Borrower under this clause (b)(i) shall be increased by 2% per annum.

             (ii) The Borrower shall pay to each Issuing Bank, for its own account, (A) an issuance fee for each Domestic Letter of Credit issued by such Issuing Bank (other than Existing Letters of Credit) in an amount equal to 0.125% of the Available Amount of such Domestic Letter of Credit on the date of issuance of such Domestic Letter of Credit, payable on such date, and (B) such other customary documentary and processing charges and other fees and charges in connection with the issuance or administration of each Domestic Letter of Credit as the Borrower and such Issuing Bank shall agree.

             (iii) For purposes of  calculating  any fees payable  under clauses
(i) and (ii) of this Section 2.08(b), any amount described in such clauses which is denominated in a currency other than Dollars shall be valued based on the applicable Exchange Rate for such currency as of the applicable date of determination.

         (c)  Foreign  Letter  of Credit  Fees.  The  Borrower  shall pay to the
              --------------------------------
Administrative Agent for the account of each Revolving Credit Lender a fee, payable in arrears quarterly on the fifth Business Day after the end of each Fiscal Quarter, equal to the Foreign Letter of Credit Sublimit for such Fiscal Quarter MULTIPLIED by 50% of the Applicable Margin for Eurodollar Rate Advances under the Revolving Credit Facility. Upon the occurrence and during the continuance of an Event of Default, the amount of the fee payable by the Borrower under this clause (c) shall be increased by 2% per annum.

         (d) Agent's Fees.  The Borrower shall pay to the  Administrative  Agent
             ------------
for the account of the Administrative Agent such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

         Section 2.09 Conversion and Continuation of Advances.
                      ---------------------------------------

         (a)  Optional.  The Borrower may on any Business Day, upon notice given
              --------
to the Administrative Agent not later than 9:00 A.M. (San Francisco, California time) time on the third Business Day prior to the date of the proposed Conversion or Continuation, and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing equal to at least $10,000,000 into Advances of the other Type or Continue all or any portion of the Eurodollar Rate Advances comprising the same Borrowing equal to at least $10,000,000 as Eurodollar Rate Advances; PROVIDED, HOWEVER, that:

             (i) any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances;

             (ii) any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be made only if no Event of Default shall have occurred and be continuing;

             (iii) no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c); and

             (iv) each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made among the Appropriate Lenders in accordance with their respective Pro Rata Shares of such Borrowing.

Each notice of a Conversion/Continuation (a "NOTICE OF CONVERSION/CONTINUATION") shall be delivered by telephone, confirmed immediately in writing, or by telex or telecopier, in substantially the form of Exhibit B-2 hereto, shall be duly executed by a Responsible Officer of the Borrower, and shall, within the restrictions set forth in the immediately preceding sentence, specify therein:

                  (A) the requested date of such Conversion or Continuation (which shall be a Business Day);

                  (B) the Advances requested to be Converted or Continued; and

                  (C) if such Conversion is into Eurodollar Rate Advances or Eurodollar Rate Advances are to be Continued, the requested duration of the Interest Period for such Eurodollar Rate Advances; PROVIDED, HOWEVER, that in the event the Borrower fails to select the duration of the Interest Period for any Conversion into Eurodollar Rate Advances or the Continuation of any Eurodollar Rate Advances, the Borrower shall be deemed to have requested an Interest Period of one month.

The Administrative Agent shall give each of the Appropriate Lenders prompt notice of each Notice of Conversion/Continuation received by it, by telex or telecopier. Each Notice of Conversion/Continuation shall be irrevocable and binding on the Borrower. In the event the

Borrower fails to deliver a Notice of Conversion/Continuation on or prior to the third Business Day prior to the last day of an Interest Period for a Eurodollar Rate Advance, the Borrower shall be deemed to have requested that such Eurodollar Rate Advance be Continued as a Eurodollar Rate Advance with an Interest Period of one month.

         (b) Mandatory.
             ---------

             (i) In the event that the amount of any outstanding Eurodollar Rate Advance shall be less than $10,000,000, such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

             (ii) Upon the occurrence and during the continuance of any Event of Default, (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and
(B) the obligation of the Lenders to make, Continue or Convert Advances into, Eurodollar Rate Advances shall be suspended. .

         Section 2.10 Increased Costs, Etc.
                      --------------------

         (a) If, after the date hereof, the adoption of any applicable Requirement of Law, or any change in any applicable Requirement of Law, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency:

             (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Advances, any of its Notes, or its obligation to make any Eurodollar Rate Advances, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or any of its Notes in respect of any Eurodollar Rate Advances (other than, for purposes of this Section 2.10, any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 2.13 shall govern), and (B) changes in the basis of taxation of overall net income or overall gross income by the United States or the jurisdiction under the laws of which such Lender Party has its principal office or such Applicable Lending Office);

             (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than any change by way of the imposition of or increase in reserve requirements included in the Eurodollar Rate Reserve Percentage) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitments of such Lender hereunder; or

             (iii) shall impose on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into or maintaining any Eurodollar Rate Advances or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Rate Advances, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
Section 2.10(a) and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 2.10(a) shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive and binding, absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If any Lender requests compensation by the Borrower under this Section 2.10(a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Convert Eurodollar Rate Advances, or to Convert Base Rate Advances into Eurodollar Rate Advances, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 2.10(e) shall be applicable); PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested.

         (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable Requirement of Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 2.10(b) and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 2.10(b) shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive and binding, absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

(c) If, on or prior to the first day of any Interest Period for any Eurodollar Rate Advance under either the Tranche A Term Facility, the Tranche B Term Facility or the Revolving Credit Facility, Lenders owed or holding not less than a majority in interest of the aggregate principal amount of all Advances outstanding under such Facility at any time notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately and fairly reflect the cost to the Appropriate Lenders of funding their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall promptly so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under such Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower (promptly following notice from the Appropriate Lenders) that such Lenders have determined that the circumstances causing such suspension no longer exist.

         (d) Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Advances hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make Eurodollar Rate Advances and to Convert Base Rate Advances into Eurodollar Rate Advances shall be suspended until such time as such Lender may again make, maintain and fund Eurodollar Rate Advances (in which case the provisions of Section 2.10(e) shall be applicable).

         (e) If the obligation of any Lender to make a Eurodollar Rate Advance or to Convert Base Rate Advances into Eurodollar Rate Advances shall be suspended pursuant to any other provision of this Section 2.10, such Lender's suspended Eurodollar Rate Advances shall be automatically Converted into Base Rate Advances on the last day(s) of the then current Interest Period(s) therefor (or, in the case of a Conversion required by Section 2.10(d), on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in such other provision of this Section
2.10 that gave rise to such Conversion no longer exist:

             (i) to the extent that such Lender's suspended Eurodollar Rate Advances have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's suspended Eurodollar Rate Advances shall be applied instead to its Base Rate Advances; and

             (ii) all Eurodollar Rate Advances that would otherwise be made or Converted by such Lender shall be made instead as (or shall remain as) Base Rate Advances.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances otherwise specified in this Section 2.10 that gave rise to the suspension of the making of Eurodollar Rate Advances by such Lender no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Rate Advances by other Lenders with Commitments under the same Facility are outstanding, such Lender's Base Rate Advances shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) therefor, to the extent necessary into Eurodollar Rate Advances.

         Section 2.11 Payments and Computations
                      -------------------------

         (a) The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim, deduction or set-off (except as otherwise provided in Section 2.16), not later than 11:00 A.M. (San Francisco, California time) on the day when due in Dollars to the Administrative Agent at the Administrative Agent's Account in immediately available funds, with payments received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the accounts of their respective Applicable Lending Offices in accordance with their respective Pro Rata Shares of the amounts of such respective Obligations payable to such Lender Parties at such time and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder solely to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

         (b) The Borrower hereby authorizes Administrative Agent to charge its accounts with the Administrative Agent in order to cause timely payment to be made to the Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose) unless the Administrative Agent receives written notice from the Borrower withdrawing such authorization at least five Business Days prior to the date of any scheduled payment.

         (c) All computations of interest (other than in respect of Base Rate Advances calculated on the basis of Bank of America's "prime rate"), fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days and all computations of interest in respect of Base Rate Advances calculated on the basis of Bank of America's prime rate shall be made by the Administrative Agent on the basis of a year of 365/366 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (d) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance. Any Lender Party claiming reimbursement or compensation pursuant to this Section 2.11(d) shall deliver to the Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to the Lender Party hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error. Each certificate submitted under this Section may not claim reimbursement or compensation for a period earlier than 60 days prior to the date of such certificate unless interpretation of the law or regulation or the guideline or request in question is retroactive in effect in which case the certificate can cover such retroactive period.

         (e) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or Commitment Fees or Letter of Credit commissions or fees, as the case may be; PROVIDED, HOWEVER, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

         (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount due such Lender Party on such date. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party, together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

         (g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Agents and the Lender Parties under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Agents and the Lender Parties in the following order of priority:

             (i) first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Agents (solely in their respective capacities as Agents) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Agents on such date;

             (ii) second, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Issuing Banks and the Swing Line Bank (solely in their respective capacities as such) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Issuing Banks and the Swing Line Bank on such date;

             (iii) third, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lenders under Section 8.04 hereof, Section 7 of the Subsidiary Guaranty, Section 18 of the Pledge and Security Agreement and any similar section of any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;

             (iv) fourth, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lender Parties under Sections 2.10 and 2.13 hereof on such date, ratably based upon the respective aggregate amounts thereof owing to the Administrative Agent and the Lender Parties on such date;

             (v) fifth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.08(a) on such date, ratably based upon the respective aggregate Commitments of the Lenders under the Facilities on such date;

             (vi) sixth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrower under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(b) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;

             (vii) seventh, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(a) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;

             (viii) eighth, to the payment of the principal amount of all of the outstanding Advances that is due and payable to the Administrative Agent and the Lender Parties on such date, ratably based upon the respective aggregate amounts of all such principal owing to the Administrative Agent and the Lender Parties on such date; and

             (ix) ninth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date.

If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lender Parties in accordance with such Lender Party's Pro Rata Share of the sum of (A) the aggregate principal amount of all Advances outstanding at such time and (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, in repayment or prepayment of such of the outstanding Advances or other Obligations then owing to such Lender Party, and, in the case of the Tranche A Term Facility and Tranche B Term Facility, for application to such principal repayment installments thereof, as the Administrative Agent shall direct.

         Section 2.12 Evidence of Debt.
                      ----------------

         (a) The Obligations shall be evidenced by one or more accounts or records maintained by each Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Advances and other credit extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of such Lender shall control. Upon the request of any Lender made through the Administrative Agent, such Lender's Advances may be evidenced by a Revolving Credit Note, a Tranche A Term Note, Tranche B Term Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Advances and payments with respect thereto.

         (b) In addition to the accounts and records  referred to in  subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Advances. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control.

         Section 2.13 Taxes.
                      ------

         (a) Any and all payments by the Borrower to or for the account of any Lender Party or any Agent hereunder or under any other Loan Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent, as the case may be, is organized or any political subdivision thereof, and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of either of its Applicable Lending Offices or any political subdivision thereof (all such nonexcluded  taxes,  levies,  imposts,  deductions,  charges, withholdings and liabilities in respect of payments hereunder or under the Notes being, collectively, "TAXES"). If the Borrower shall be required under applicable Requirements of Law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender Party or any Agent, (i) the sum payable by the Borrower shall be increased as necessary so that after the Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Lender Party or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable Requirements of Law and
(iv) within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.

         (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery of, or otherwise with respect to, this Agreement or any other Loan Document (collectively, "OTHER TAXES").

         (c) The Borrower agrees to indemnify each Lender Party and each Agent for the full amount of Taxes and Other Taxes (including, without limitation, the full amount of Taxes and Other Taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 2.13) imposed on or paid by such Lender Party or such Agent, as the case may be, and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. Amounts payable by the Borrower under the indemnity set forth in this subsection (c) shall be paid within 30 days from the date on which the applicable Lender or Agent, as the case may be, makes written demand therefor.

         (d) In the case of any payment hereunder or under any other Loan Document by or on behalf of the Borrower through an account or branch outside the United States, or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at its address referred to in Section 8.02, an opinion of counsel reasonably acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsections (e) and (f) of this Section 2.13, the terms "UNITED STATES" and "UNITED STATES PERSON" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

         (e) Each Lender Party organized under the laws of a jurisdiction outside the United States (each "NON-US LENDER PARTY") shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or each Initial Issuing Bank, as the case may be, and on or prior to the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long thereafter as such Non-US Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the

Borrower with two original Internal Revenue Service forms W-8BEN or W-8ECI as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or any other Loan Document. If a Non-US Lender Party has certified in writing to the Administrative Agent that it is not a "bank" (as defined in Section 881(c)(3)(A) of the Internal Revenue Code) (a "NON-BANK NON-US LENDER PARTY"), such Non-Bank Non-US Lender Party shall instead provide two original Internal Revenue Service forms W-8BEN, together with a certificate representing that such Non-Bank Non-US Lender Party is not (i) a "bank" for purposes of
Section 881(c) of the Internal Revenue Code, (ii) a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower or (iii) a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), to certify that such non-Bank Non-US Lender Party is a foreign corporation, partnership, estate or trust.

         (f) Each Non-US Lender Party, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums payable to such Lender Party hereunder or under any other Loan Document (for example, by virtue of selling a participation), shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or each Initial Issuing Bank, as the case may be, on or prior to the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, or on such date when any such Lender Party ceases to act for its own account with respect to any portion of any such sums payable, and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with
(i) two original copies of the forms or statements required to be provided by such Non-US Lender Party under subsection (e) of this Section 2.13 to establish the portion of any such sums payable with respect to which such Lender Party acts for its own account, and (ii) two original copies of Internal Revenue Service form W-8IMY (or any successor forms) properly completed and duly executed by such Lender Party, together with any information, if any, such Lender Party chooses to transmit with such form, and any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder, to establish that such Lender Party is not acting for its own account with respect to a portion of any such sums payable to such Lender Party.

         (g) If any form or document referred to in subsections (e) and (f) of this Section 2.13 requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN (and, in the case of a Non-Bank Non-US Lender Party, the related certificate described in subsection (e) of this
Section 2.13), W-8ECI, or W-8IMY, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

         (h) If the forms provided by a Non-US Lender Party pursuant to subsection (e) of this Section 2.13 at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms.

         (i) For any period with respect to which a Non-US Lender Party has failed to provide the Borrower with the appropriate form, certificate or other document described in subsections (e) and (f) of this Section 2.13 or, pursuant to subsection (g) of this Section 2.13, has not included any information required to be disclosed on any such appropriate form, certificate or other document information (other than if such failure is due to a change in the applicable Requirements of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (e) or (f) of this Section 2.13), such Non-US Lender Party shall not be entitled to payments or indemnification under subsection (a), (b) or (c) of this Section 2.13 with respect to Taxes imposed by the United States by reason of such failure; PROVIDED, HOWEVER, that should a Non-US Lender Party become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder or to disclose any information required to be disclosed on any such form, certificate or other document, the Borrower shall take such steps as such Non-US Lender Party shall reasonably request to assist such Non-US Lender Party in recovering such Taxes.

         (j) The right to payments or indemnification under subsections (a), (b) or (c) of this Section 2.13 shall not apply to the extent Taxes or Other Taxes relate to a portion of any sums payable to a Non-US Lender Party hereunder or under any other Loan Document with respect to which such Non-US Lender Party does not act for its own account.

         (k) Each of the Lender Parties hereby agrees that, upon the occurrence of any circumstances entitling such Lender Party to additional amounts pursuant to this Section 2.13, such Lender Party shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

         Section 2.14 Sharing of Payments, Etc. If any Lender Party shall obtain
                      ------------------------
at any time any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) (a) on account of Obligations due and payable to such Lender Party under or in respect of this Agreement or any of the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time (other than pursuant to Section 2.10, 2.13, 8.04 or 8.07) to
(ii) the aggregate amount of the Obligations due and payable to all Lender Parties at such time) of payments on account of the Obligations due and payable to all Lender Parties under or in respect of this Agreement and the other Loan Documents at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party under or in respect of this Agreement or any of the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time (other than pursuant to Section 2.10, 2.13, 8.04 or 8.07) to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties under or in respect of this Agreement and the other Loan Documents at such

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

time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties under or in respect of this Agreement and the other Loan Documents at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (A) the purchase price paid to such Lender Party to (B) the aggregate purchase price paid to all Lender Parties) of such recovery, together with an amount equal to such Lender Party's ratable share (according to the proportion of (1) the amount of such other Lender Party's required repayment to (2) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered; PROVIDED FURTHER that, so long as the Obligations under the Loan Documents shall not have been accelerated, any excess payment received by any Appropriate Lender shall be shared on a pro rata basis only with other Appropriate Lenders. The Borrower hereby agrees that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted under applicable law, exercise all its rights of payment (including the right of setoff) with respect to such an interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such an interest or participating interest.

         Section  2.15     USE OF PROCEEDS.  The  proceeds of the  Advances and
                           ---------------
issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely to refinance certain Debt of the Borrower and its Subsidiaries outstanding on the date of the Initial Extension of Credit and for the Borrower's working capital and other general corporate purposes.

         Section 2.16      DEFAULTING LENDERS.
                           ------------------

         (a) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date of such setoff under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection
(a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.16.

         (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lender Parties, in the following order of priority:

                 (i) first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent;

                 (ii) second, to the Issuing Banks and the Swing Line Bank for any Defaulted Amount then owing to them, in their capacities as such, ratably in accordance with such respective Defaulted Amounts then owing to such Issuing Banks and the Swing Line Bank; and

                 (iii) third, to any other Lender Parties for any Defaulted Amounts then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.16.

         (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a
Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Bank of America, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Bank of America's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such
Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

                 (i) first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder;

                 (ii) second, to the Issuing Banks and the Swing Line Bank for any amounts then due and payable to them hereunder, in their capacities as such, by such Defaulting Lender, ratably in accordance with such amounts then due and payable to such Issuing Bank and the Swing Line Bank; and

                 (iii) third, to any other Lender Parties for any amount then due and payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

                 (iv) fourth, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

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

         (d)     The rights and remedies against a Defaulting  Lender under this
Section 2.15 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.

                                  ARTICLE III
                            CONDITIONS OF LENDING AND
                         ISSUANCES OF LETTERS OF CREDIT


         Section  3.01     CONDITIONS PRECEDENT TO INITIAL EXTENSION OF CREDIT.
                           ---------------------------------------------------
The obligation of each Lender to make an Advance or of any Issuing Bank to issue a Letter of Credit on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:

         (a) The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Lender Parties (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

                 (i) A pledge and security agreement, in substantially the form of Exhibit D hereto (together with each other security agreement and security agreement supplement delivered pursuant to Section 5.01(i), in each case as amended, the "PLEDGE AND SECURITY AGREEMENT"), duly executed by each Loan Party, together with:

                           (A) certificates representing the Pledged In- terests
                 referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank,

                           (B) duly executed copies of proper financing statements for filing in all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Liens created under the Pledge and Security Agreement, covering the Collateral described in the Pledge and Security Agreement,

                           (C) completed  requests for information,  dated on or
                 before the date of the Initial Extension of Credit, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements,

                           (D) duly executed cover sheets or other  documents or
                 instruments required to be filed with the United States Patent and Trademark Office,

                           (E) evidence of the completion of all other recordings and filings of or with respect to the Pledge and Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby, and

                           (F) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Liens created under

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

                 the Pledge and Security Agreement has been taken (including, without limitation, receipt of duly executed payoff letters and UCC-3 termination statements).

                 (ii) A guaranty, in substantially the form of Exhibit E hereto (together with each other guaranty and guaranty supplement delivered pursuant to Section 5.01(i), in each case as amended, the "SUBSIDIARY GUARANTY"), duly executed by each Material Domestic Subsidiary.

                 (iii) Deeds of trust, trust deeds and mortgages, in sub-stantially the form of Exhibit F hereto and covering the properties listed on
Schedule 3.01(a) hereto (the "MORTGAGES"), duly executed by the appropriate Loan Party, together with:

                           (A) evidence that  counterparts of the Mortgages have
                 been duly recorded on or before the day of the Initial Extension of Credit in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid,

                           (B)  fully  paid  American  Land  Title   Association
                 Lender's Extended Coverage title insurance policies (the "MORTGAGE POLICIES") in form and substance, with endorsements and in amount acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all material defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable,

                           (C) such consents and agreements of lessors and other
                 third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable, and

                           (D) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.

                 (iv) Certified copies of the resolutions of the Board of Directors of each Loan Party approving each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary Governmental Authorizations and other necessary corporate actions or third party approvals and consents, if any, with respect to each Loan Document to which it is or is to be a party.

                 (v) A copy of a certificate of the Secretary of State of the jurisdiction of incorporation of each Loan Party, dated reasonably near the date of the Initial Extension of Credit, certifying (A) as to a true and correct copy of the charter (or comparable

Constitutive Document) of such Loan Party and each amendment thereto on file in such Secretary's office and (B) that (1) such amendments are the only amendments to such Loan Party's (or comparable Constitutive Document) on file in such Secretary's office, (2) such Loan Party has paid all franchise taxes to the date of such certificate and (C) such Loan Party is duly incorporated and in good standing or presently subsisting under the laws of the state of the jurisdiction of its incorporation.

                 (vi) A copy of a certificate of the Secretary of State of each jurisdiction in which each Loan Party is qualified to do business, dated reasonably near the date of the Initial Extension of Credit, stating that such Loan Party is duly qualified and in good standing as a foreign corporation in such state and has filed all annual reports required to be filed to the date of such certificate.

                 (vii) A certificate or certificates of each Loan Party, signed on behalf of such Loan Party by its President, a Vice President or Treasurer and its Secretary or any Assistant Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate or certificates shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter (or comparable Constitutive Document) of such Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(a)(v), (B) a true and correct copy of the bylaws (or comparable Constitutive Document) of such Loan Party as in effect on the date on which the resolutions referred to in
Section 3.01(a)(iv) were adopted and on the date of the Initial Extension of Credit, (C) the due incorporation and good standing or valid existence of such Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

                 (viii) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                 (ix) Such financial, business and other information regarding each Loan Party and its Subsidiaries as the Lender Parties shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated November 29, 1998, November 28, 1999 and November 26, 2000, pro forma financial statements as to the Borrower and forecasts prepared by management of the Borrower, in form and substance satisfactory to the Lender Parties, of balance sheets and income statements on a monthly basis for the first Fiscal Year following the day of the Initial Extension of Credit and on an annual basis for each Fiscal Year thereafter until the Termination Date.

                 (x) Evidence of insurance naming the Administrative Agent as additional insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Lender Parties, including, without limitation, business interruption insurance.

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

                 (xi) A Notice of Borrowing or Notice of Issuance, as applicable, relating to the Initial Extension of Credit.

                 (xii) Favorable opinions of Wachtell, Lipton, Rosen & Katz, special counsel for the Loan Parties, Albert F. Moreno, Esq., Senior Vice President and General Counsel of the Borrower, and Legal Strategies Group, special intellectual property counsel to the Borrower, in form and substance reasonably satisfactory to the Lender Parties.

                 (xiii) A favorable opinion of O'Melveny & Myers LLP, special counsel to the Lender Parties, in form and substance satisfactory to the Lender Parties.

         (b) The Lender Parties shall be satisfied that all obligations of the Borrower and its Subsidiaries under the Existing Credit Agreements have been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished.

         (c) There shall have occurred no Material Adverse Change since November 28, 1999.

         (d) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any Governmental Authority or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect other than the matters described on Schedule 4.01(f) hereto (the "DISCLOSED LITIGATION") or (ii) purports to affect the legality, validity or enforceability of any Loan Document and there shall have been no change in the status or financial effect on any Loan Party or any of its Subsidiaries of the Disclosed Litigation which change would be reasonably likely to have a Material Adverse Effect.

         (e) All Governmental Authorizations and all third party consents and approvals necessary in connection with the Loan Documents shall have been obtained and shall remain in effect; and no Requirements of Law shall be applicable in the reasonable judgment of the Lender Parties, in each case that restrains, prevents or imposes materially adverse conditions upon the Loan Documents or the rights of the Loan Parties or their Subsidiaries to create any Lien on, any properties now owned or hereafter acquired by any of them.

         (f) The Lender Parties shall have completed a due diligence inves-tigation of the Borrower and its Subsidiaries in scope, and with results, satisfactory to the Lender Parties, and nothing shall have come to the attention of the Lender Parties during the course of such due diligence investigation to lead them to believe that the Information Memorandum was or has become misleading, incorrect or incomplete in any material respect, and, without limiting the generality of the foregoing, the Lender Parties shall have been given such access to the management, records, books of account, contracts and properties of the Borrower and its Subsidiaries as they shall have requested.

         (g) The Lender Parties shall have received a trademark valuation from Ernst & Young LLP.

         (h) The Borrower shall have paid all accrued fees of the Agents and the Lender Parties and all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent and local counsel to the Lender Parties).

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

         Section 3.02      CONDITIONS  PRECEDENT TO EACH  BORROWING AND ISSUANCE
                           -----------------------------------------------------
AND RENEWAL.  The obligation of each  Appropriate  Lender to make an Advance
-----------
(other than a Letter of Credit Advance made by a Revolving Credit Lender pursuant to Section 2.03(c) and a Revolving Credit Advance made by a Revolving Credit Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the initial Borrowing), and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit and the right of the Borrower to request a Swing Line Advance, shall be subject to the further conditions precedent that on the date of such Borrowing or issuance or renewal:

         (a) the following statements shall be true and the Administrative Agent shall have received for the account of such Lender or such Issuing Bank a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing or issuance or renewal, stating that:

                 (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date (except (A) for any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing or issuance or renewal, in which case as of such specific date and (B) if any Required Financial Information has been delivered to the Administrative Agent and the Lender Parties on or prior to the date of such Borrowing or issuance or renewal, that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(g) shall be deemed at any time and from time to time after the Closing Date to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the date of such Borrowing, issuance or renewal); and

                 (ii) no Default has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom; and

         (b) the Administrative Agent shall have received such other appro-vals, opinions or documents as any Appropriate Lender through the Administrative Agent may reasonably request.

         Section 3.03      DETERMINATIONS  UNDER  SECTION 3.01.  For purposes of
                           -----------------------------------
determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit specifying its objection thereto and, if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.

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

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES


         Section 4.01      REPRESENTATIONS  AND  WARRANTIES  OF THE  BORROWER.
                           --------------------------------------------------
The  Borrower  represents  and  warrants  as follows:

         (a)     ORGANIZATION  AND POWERS. Each Loan Party is a corporation duly
                 ------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all Governmental Authorizations) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

         (b)     SUBSIDIARIES.  Set  forth on  Schedule  4.01(b)  hereto is a
                 ------------
complete and accurate list of all Subsidiaries of each Loan Party as of the date hereof, showing (as to each such Subsidiary) the jurisdiction of its incorporation and the percentage of each such class of its Equity Interests owned (directly or indirectly) by such Loan Party. All of the outstanding Equity Interests in each Loan Party's Subsidiaries have been validly issued, are fully paid and non-assessable and, except as set forth on Schedule 4.01(b) hereto, are owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Collateral Documents.

         (c)     NO CONFLICTS. The execution,  delivery and performance by each
                 ------------
Loan Party of each Loan Document to which it is or is to be a party are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's Constitutive Documents, (ii) violate any Requirements of Law, (iii) except as set forth on
Schedule 4.01(c) hereto, conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or
(iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

         (d)     GOVERNMENTAL  AUTHORIZATIONS.  No Governmental  Authorization,
                 ----------------------------
and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for
(i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Loan Document to which it is or is to be a party, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by any Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for filings or recordings contemplated by Section 4.01(l) and actions that may be required following the Closing Date as a result of a change in law and except

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

as may be required, in connection with the disposition of any Pledged Interests, by laws generally affecting the offering and sale of securities.

         (e)     BINDING  OBLIGATION.  This  Agreement has been, and each other
                 -------------------
Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

         (f)     LITIGATION.  There  is  no  action,  suit,  investigation,
                 ----------
litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any Governmental Authority or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) would be reasonably likely to affect the legality, validity or enforceability of any Loan Document, and there has been no adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.01(f) hereto, which change would be reasonably likely to have a Material Adverse Effect.

         (g)     FINANCIAL  CONDITION.  The Consolidated and consolidating
                 --------------------
balance sheets of the Borrower and its Subsidiaries as at November 28, 1999 and November 26, 2000, and the related Consolidated and consolidating statements of income and Consolidated statement of cash flows of the Borrower and its Subsidiaries for the Fiscal Year then ended, accompanied, with respect to the Consolidated financial statements only, by an unqualified opinion of Arthur Andersen, independent public accountants, copies of which have been furnished to each Lender Party, fairly present the Consolidated and consolidating financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated and consolidating results of operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis, and since November 28, 1999, there has been no Material Adverse Change.

         (h)     PROJECTIONS.  The Consolidated  forecasted  balance sheets and
                 -----------
statements of income of the Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(a)(ix) or 5.03 or contained in the Information Memorandum were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

         (i)     USE OF  PROCEEDS.  The  Borrower is not engaged in the business
                 ----------------
of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

         (j)     GOVERNMENTAL REGULATION.  Neither any Loan Party nor any of its
                 -----------------------
Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither any Loan Party nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or

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

of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated by the Loan Documents and Related Documents, will violate any provision of any such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder applicable to a Loan Party or any of its Subsidiaries.

         (k)     MATERIALLY  ADVERSE  AGREEMENTS.  Neither  any  Loan  Party nor
                 -------------------------------
any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any Constitutive Documents or corporate restrictions that would be reasonably likely to have a Material Adverse Effect.

         (l)     COLLATERAL.  Except for the filings and other actions  required
                 ----------
by Sections 5.01(j) and 5.01(l), all filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect, and the Collateral Documents create in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens created or permitted under the Loan Documents.

         (m)     SOLVENCY.  Each Loan Party is, individually and together with
                 --------
its Subsidiaries, Solvent.

         (n)     ERISA COMPLIANCE.  Except as specifically disclosed in Schedule
                 ----------------
4.01(n) hereto:

                 (i) And except as would not have a Material Adverse Effect, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the IRS and to the best knowledge of any Loan Party, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Internal Revenue Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code has been made with respect to any Plan.

                 (ii) There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                 (iii) (a) No ERISA Event that requires notice to be given to the PBGC has occurred or is reasonably expected to occur; (b) no Plan has a Funded Current Liability

Percentage of less than 90% as of the most recent valuation date; (c) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); and (d) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan.

         (o)     FOREIGN  EMPLOYEE  BENEFIT PLANS.  With respect to each retire-
                 --------------------------------
ment plan or arrangement mandated by a government other than the United States (a "FOREIGN GOVERNMENT SCHEME OR ARRANGEMENT") and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law (a "FOREIGN PLAN"), each Foreign Plan is in compliance with the applicable Foreign Government Scheme or Arrangement and neither the Borrower nor any of its Subsidiaries has incurred or reasonably expects to incur any liability under any Foreign Government Scheme or Arrangement, which noncompliance or liability would be reasonably likely to have a Material Adverse Effect.

         (p)     ENVIRONMENTAL  MATTERS. The operations and properties of each
                 ----------------------
Loan Party and each of its Subsidiaries comply in all respects with all applicable Environmental Laws and Environmental Permits except where such noncompliance could not have a Material Adverse Effect, and no circumstances exist that would be reasonably likely to (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that could have a Material Adverse Effect.

         (q)     TAXES.  (i) Neither any Loan Party nor any of its Subsidiaries
                 -----
is party to any tax sharing agreement.

                 (ii) Each Loan Party and each of its Subsidiaries and Affiliates has filed, has caused to be filed or has been included in all tax returns (federal, state, local and foreign) required to be filed and, except as permitted by Section 5.01(b), has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                 (iii) No issues have been raised by taxing authorities that in the aggregate would be reasonably likely to have a Material Adverse Effect.

         (r)     LABOR MATTERS.  Neither the business nor the properties of any
                 -------------
Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would be reasonably likely to have a Material Adverse Effect.

         (s)     COMPLIANCE  WITH  LAW.  Each of the  Borrower  and its  Subsi-
                 ---------------------
diaries is in compliance with all Requirements of Law applicable to their properties, assets and business where the failure to so comply would (as to all such failures to comply in the aggregate) have a

Material Adverse Effect. There are no proceedings pending or, to the best knowledge of any Loan Party, threatened in writing, to terminate or modify any license, permit or other approval issued by a Governmental Authority, the termination or modification of which (in the aggregate as to all such matters) would have a Material Adverse Effect.

         (t)     INTELLECTUAL PROPERTY. The Borrower and its Subsidiaries own,
                 ---------------------
or possess the right to use, all trademarks, trade names, copyrights, patents, patent rights, franchises, licenses and other intangible assets that are used in the conduct of their respective businesses as now operated, and none of such items, to the best knowledge of any Loan Party, conflicts with the valid trademark, trade name, copyright, patent, patent right, franchise, license or other intangible asset of any other Person, except to the extent such failure to own or possess or such conflict would not be reasonably likely to have a Material Adverse Effect.

         (u)     INSURANCE.  The properties of the Borrower and its Subsidiaries
                 ---------
are insured with financially sound and reputable insurance companies, not Affiliates of the Borrower, or with Majestic Insurance International Ltd., a wholly-owned Subsidiary of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower and its Subsidiaries operate. From and after the date that is 30 days following the Closing Date, property, general liability, business interruption and automobile insurance policies shall name the Administrative Agent for the benefit of the Secured Parties as an additional insured thereunder as its interests may appear and, in the case of property insurance, contain a loss payable subsection or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss with respect to the Collateral, as appropriate. Insurance policies provide for at least 30 days prior written notice to the Administrative Agent of any material modification or cancellation of such policy.

         (v)     CONDUCT OF BUSINESS. The Borrower and its Subsidiaries, consi-
                 -------------------
dered together, are engaged only in businesses related or incidental to the manufacture and sale of clothing and accessories and the LOS/DOS Business.

         (w)     EXISTING  DEBT.  Set forth on  Schedule  4.01(w)  hereto is a
                 --------------
complete and accurate list of all Debt of the Borrower and its Subsidiaries for borrowed money that, after prepayment of all obligations of the Borrower and its Subsidiaries under the Existing Credit Agreements, is outstanding as of the date hereof, showing the obligor and the principal amount outstanding thereunder.

         (x)     LIENS.  Set forth on Schedule 4.01(x) hereto is a complete and
                 -----
accurate list of all Liens and negative pledges to which, after prepayment of all obligations of the Borrower and its Subsidiaries under the Existing Credit Agreements, property or assets of any Loan Party or any of its Subsidiaries are subject as of the date hereof, other than Liens permitted under Sections 5.02(a)(ii)-(xii) and negative pledges permitted under Sections 5.02(l)(ii)-(vii), showing the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto.

         (y)     REAL  PROPERTY.  Set forth on  Schedule  4.01(y)  hereto is a
                 --------------
complete and accurate list of all real property owned or leased by any Loan Party or any of its Subsidiaries in the United States as of the date hereof, showing the street address, county or other relevant jurisdiction, state, record owner and book and estimated fair value thereof. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such owned real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity.

         (z)     RESTRICTED  SUBSIDIARIES.  Set forth on Schedule  4.01(z)
                 ------------------------
hereto is a complete and accurate list of all Restricted Subsidiaries on the date hereof.

         (aa)    ORGANIZATIONAL  STRUCTURE. Set forth on Schedule 4.01(aa) here-
                 -------------------------
to is the organizational structure of the Borrower and its Subsidiaries on the date hereof.

         (bb)    MATERIAL SUBSIDIARIES.  Set forth on Schedule 4.01(bb) hereto
                 ---------------------
is a complete and accurate list of all Material Subsidiaries. As of the end of the Fiscal Year ended November 28, 2000, the aggregate gross revenues of the Subsidiaries of the Borrower not constituting Material Subsidiaries for such Fiscal Year were not more than 5% of the aggregate gross revenues of the Borrower and its Subsidiaries on a Consolidated basis for such Fiscal Year.

         (cc)    INVESTMENTS.  Set forth on  Schedule  4.01(cc)  hereto is a
                 -----------
complete and accurate list of all Investments held by any Loan Party or any of its Subsidiaries as of the date hereof, other than Investments permitted under Sections 5.02(f)(ii)-(xiv), showing the amount, obligor or issuer and maturity, if any, thereof.

         (dd)    INTELLECTUAL PROPERTY. Set forth on Schedule 4.01(dd) hereto is
                 ---------------------
a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of any Loan Party or any of its Subsidiaries as of the date hereof, showing the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

         (ee)    DISCLOSURE.  No  representation  or warranty of any Loan Party
                 ----------
contained in this Agreement or any other document (other than representations and warranties with respect to the Consolidated forecasted balance sheets and statements of income of the Borrower and its Subsidiaries delivered to the
Lender Parties pursuant to Section 3.01(a)(ix) or 5.03 or contained in the Information Memorandum), certificate or written statement furnished to Administrative Agent or any Lender by any Loan Party for use in connection with any transactions contemplated by this Agreement, including the Information Memorandum, contains or will contain any untrue statement of a material fact or omits to state or will omit to state a material fact known to such Loan Party necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V
                            COVENANTS OF THE BORROWER


         Section  5.01     AFFIRMATIVE  COVENANTS.  So  long  as any  Advance or
                           ----------------------
any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

         (a)     COMPLIANCE WITH LAWS,  ETC.  Comply,  and cause each of its
                 --------------------------
Subsidiaries to comply with all applicable Requirements of Law, such compliance to include, without limitation, compliance with ERISA, all applicable
Environmental Laws and Environmental Permits and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

         (b)     PAYMENT OF TAXES, ETC. Pay and discharge, and cause each of its
                 ---------------------
Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property (other than taxes, assessments and other governmental charges not exceeding $5,000,000 in the aggregate) and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; PROVIDED, HOWEVER, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

         (c)     MAINTENANCE OF INSURANCE.  Maintain,  and cause each of its
                 ------------------------
Subsidiaries to maintain, through self-insurance or with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of the Borrower and its Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations, if the failure to do so would (as to all such failures in the aggregate) have a Material Adverse Effect. Property, general liability, business interruption and automobile insurance policies shall
(i) name the Administrative Agent for the benefit of the Secured Parties as an additional insured thereunder with respect to all Collateral as its interests may appear and, (ii) in the case of property insurance, contain a loss payable subsection or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent for the benefit of the Secured Parties as the loss payee thereunder for any covered loss with respect to all Collateral, as appropriate. Insurance policies shall provide for at least 30 days prior written notice to the Administrative Agent of any material modification or cancellation of such policy.

         (d)     PRESERVATION OF CORPORATE EXISTENCE,  ETC. Preserve and main-
                 -----------------------------------------
tain,  and  cause  each  of its  Subsidiaries  to  preserve  and  maintain,  its existence, legal structure, legal name, rights (charter and statutory) and franchises and its Governmental Authorizations; PROVIDED, HOWEVER, that the
Borrower and its Subsidiaries may consummate any merger, consolidation, liquidation, wind up or dissolution permitted under Section 5.02(d) and PROVIDED FURTHER that neither the Borrower nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof would not be reasonably likely to have a Material Adverse Effect.

         (e)     VISITATION  RIGHTS.  At any  reasonable  time  and  from  time
                 ------------------
to time on reasonable notice, permit any of the Agents or any of the Lender Parties, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants. Following the occurrence and during the continuation of an Event of Default, the expenses of any Lender Party incurred pursuant to this Section 5.01(e) shall be for the account of the Borrower.

         (f)     KEEPING OF BOOKS.  Keep, and cause each of its Subsidiaries to
                 ----------------
keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

         (g)     MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and
                 ------------------------------
cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

         (h)     TRANSACTIONS WITH AFFILIATES. Conduct, and cause each of its
                 ----------------------------
Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

         (i)     COVENANT TO GUARANTEE OBLIGATIONS AND GIVE SECURITY. Upon (x)
                 ---------------------------------------------------
the request of the Administrative Agent following the occurrence and during the continuance of a Default, (y) the formation or acquisition of any new direct or indirect Material Domestic Subsidiary by any Loan Party or (z) the acquisition of any property by any Loan Party, and such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, then the Borrower shall, in each case at the Borrower's expense:

                 (i) in connection with the formation or acquisition of a Material Domestic Subsidiary, within 30 days after such formation or acquisition, cause each such Material Domestic Subsidiary, and cause each direct and indirect parent of such Material Domestic Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Administrative Agent, guaranteeing the other Loan Parties' obligations under the Loan Documents,

                 (ii) within 30 days after such request, formation or acquisition, duly execute and deliver, and cause each such Material Domestic
Subsidiary and each direct and indirect parent of such Material Domestic Subsidiary (if it has not already done so) to duly execute and deliver, to the Administrative Agent mortgages, pledges, assignments, security agreements or security agreement supplements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Obligations of the applicable Loan Party, such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties,

                 (iii)     within 30 days after such request,  formation or
acquisition, take, and cause such Material Domestic Subsidiary or such parent to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, pledges, assignments, security agreements and security agreement supplements delivered pursuant to this Section 5.01(i), enforceable against all third parties in accordance with their terms,

                 (iv) within 60 days after such request, formation or acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion (in form and substance reasonably satisfactory to the Administrative Agent), addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (i), (ii) and (iii) above, as to such guaranties, guaranty supplements, mortgages, pledges, assignments, security agreements and security agreement supplements being legal, valid and binding obligations of each Loan Party thereto enforceable in accordance with their terms, as to the matters contained in clause (iii) above, as to such recordings, filings, notices, endorsements and other actions being sufficient to create valid perfected Liens on such properties, and as to such other matters as the Administrative Agent may reasonably request,

                 (v) as promptly as practicable after such request, formation or acquisition, deliver, upon the reasonable request of the Administrative Agent, to the Administrative Agent with respect to each parcel of real property owned or held by the entity that is the subject of such request, formation or acquisition title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent, PROVIDED, HOWEVER, that to the extent that any Loan Party or any of its Material Domestic Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent,

                 (vi) upon the occurrence and during the continuance of an Event of Default, promptly cause to be deposited any and all cash dividends paid or payable to it or any of its Subsidiaries from any of its Subsidiaries from time to time into the Cash Collateral Account, and with respect to all other dividends paid or payable to it or any of its Subsidiaries from time to time, promptly execute and deliver, or cause such Subsidiary to promptly execute and deliver, as the case may be, any and all further instruments and take or cause such Subsidiary to take, as the case may be, all such other action as the Administrative Agent may deem necessary or desirable in order to obtain and maintain from and after the time such dividend is paid or payable a perfected, first priority Lien on such dividends, and

                 (vii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other reasonable action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments and security agreements,

PROVIDED, HOWEVER, neither the Borrower nor any of its Subsidiaries shall be required to grant Liens on any Principal Property, the Equity Interests of a Restricted Subsidiary or any Debt of or issued by a Restricted Subsidiary,

         (j)     FOREIGN  PLEDGED  COLLATERAL.  The  Borrower  shall  use  its
                 ----------------------------
commercially reasonable efforts to take or cause to be taken all such actions, execute and deliver or cause to be executed and delivered all such agreements, documents and instruments and make or cause to be made all such filings and recordings that may be necessary or, in the opinion of the Administrative Agent, desirable in order to create in favor of the Administrative Agent, for the benefit of Secured Parties, a valid and perfected security interest in 65% of the Equity Interests owned by the Borrower or any other Loan Party of all Material Foreign Subsidiaries (other than the Equity Interests of Restricted Subsidiaries); PROVIDED, HOWEVER, that no action shall be required to be taken with respect to the Equity Interests of any Material Foreign Subsidiary pursuant to this subsection in the event that the Borrower and the Administrative Agent agree in good faith that the pledge of such Equity Interests would result in a significant tax liability to the Borrower or is restricted by the laws of the jurisdiction under which such Material Foreign Subsidiary is organized.

         (k)     ADDITIONAL  MATERIAL  SUBSIDIARIES.  In the event that, as of
                 ----------------------------------
the end of any Fiscal Quarter, the aggregate gross revenues of the Subsidiaries of the Borrower not constituting Material Subsidiaries for the four-Fiscal Quarter period then ended were more than 5% of the aggregate gross revenues of the Borrower and its Subsidiaries on a Consolidated basis for such period, the Borrower shall designate one or more of its Subsidiaries as Material Subsidiaries for purposes of this Agreement and shall take all action required by Sections 5.01(i) and 5.01(j) with respect to such Subsidiary.

         (l)     POST CLOSING ACTIONS. The Borrower shall, within 180 days after
                 --------------------
the Closing Date,

                 (i) deliver to the Administrative Agent evidence that all action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Lien of the Administrative Agent for the benefit of the Secured Parties in all foreign registrations of Intellectual Property in Australia, Canada, France, Germany, Italy, Japan, Mexico, Netherlands Antilles, Spain, and the United Kingdom has been taken; provided that taking such action does not result in the granting of a trademark registration, patent, copyright registration or application therefor in the name of the Administrative Agent or the Secured Parties;

                 (ii) deliver to the Administrative Agent a certificate of each Foreign Subsidiary, signed on behalf of such Foreign Subsidiary by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to a true and correct copy of the Constitutive Document of such Foreign Subsidiary and a copy of an intercompany promissory note duly executed by each Foreign Subsidiary (other than any Restricted Subsidiary) and duly endorsed to the Administrative Agent;

                 (iii) deliver to the Administrative Agent such landlord and bailee waiver and consent agreements as may be reasonably requested by the Administrative Agent;

                 (iv) deliver to the Administrative Agent executed control agreements with respect to all deposit, savings, investment and other accounts maintained by the Borrower or any of its Material Domestic Subsidiaries; and

                 (v) at the request of any Hedge Bank delivered to the Borrower within 30 days after the Closing Date, enter into amendments to existing master agreements for Hedge Bank Hedge Agreements with such Hedge Bank
(A) providing that the obligations of the Borrower and FinServ under such agreements are secured by the Collateral Documents until the payment in full of all Obligations under this Agreement and the other Loan Documents (other than the Hedge Bank Hedge Agreements), the cancellation or expiration of all Letters of Credit and the termination of the Commitments and (B) setting forth the arrangements to be made between the parties at such time with respect to the providing of other collateral, if any.

         (m)     FURTHER ASSURANCES.
                 ------------------

                 (i)       Promptly  upon  request  by any  Agent, or any Lender
Party through the Administrative Agent, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and

                 (ii) Promptly upon request by any Agent, or any Lender Party through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Loan Party's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

         (n)      TRANSFER OF  RECEIVABLES.  LSFCC shall sell to LSFLLC all
                 ------------------------
accounts  receivable   purchased  by  it  from  the  Borrower  immediately  upon
consummation of such purchase.

         (o)     LIEN SEARCHES.  If requested by the Administrative Agent,
                 -------------
promptly following receipt of the acknowledgment copy of any UCC financing statements filed in any applicable jurisdiction by or on behalf of the Secured Parties, deliver to the Administrative Agent completed requests for information listing such financing statement and all other effective financing statements filed in such jurisdiction that name any Loan Party as debtor, together with copies of such other financing statements.

         (p)     CASH COLLATERAL ACCOUNTS.  Maintain, and cause each of its
                 ------------------------
Material Domestic Subsidiaries to maintain, the Cash Collateral Account and the L/C Cash Collateral Account with Bank of America or another commercial bank located in the United States which has accepted the assignment of such accounts to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge and Security Agreement. From and after the date that is 180 days after the Closing Date, no Loan Party shall maintain any investment property or Deposit Account with any financial institution unless such institution has executed a control agreement in form and substance reasonably satisfactory to the Administrative Agent.

         Section 5.02      NEGATIVE COVENANTS.  So long as any Advance or any
                           ------------------
other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not, at any time:

         (a)     LIENS, ETC. Create,  incur,  assume or suffer to exist, or per-
                 ----------
mit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, except:

                 (i)       Liens existing on the date hereof and described on
Schedule 4.01(x) hereto;

                 (ii)      Liens created under the Loan Documents;

                 (iii)     Permitted Liens;

                 (iv) purchase money Liens upon or in real property or per-sonal property acquired or held by the Borrower or any of its Subsidiaries (other than LSFCC or LSFCCC) in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition or improvement of any such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition

(other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; PROVIDED, HOWEVER, that no such Lien shall extend to or cover any property other than the property being acquired or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (iv) shall not exceed the amount permitted under Section 5.02(b)(iii)(C) at any time outstanding;

                 (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(i)(B); provided that no such Lien shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

                 (vi) Liens attaching to ownership interests in joint ventures (whether in partnership, corporate or other form) engaged in the LOS/DOS Business or attaching to intellectual property rights relating to the LOS/DOS Business;

                 (vii) Liens created in connection with (A) Equipment Financing Transactions permitted under Section 5.02(b)(iii)(H), (B) Real Estate Financing Transactions permitted under Section 5.02(b)(iii)(G), (C) Permitted Foreign Receivables Purchase Transactions permitted under Section 5.02(b)(iii)(F) and (D) Permitted Domestic Receivables Purchase Transactions permitted under Section 5.02(b)(iii)(J); PROVIDED, HOWEVER, that no such Lien shall extend to or cover property other than the property subject to such Equipment Financing Transaction, Real Estate Financing Transaction, Permitted Foreign Receivables Purchase Transaction or Permitted Domestic Receivables Purchase Transaction;

                 (viii) Liens created pursuant to applications or reim-bursement agreements pertaining to documentary letters of credit which encumber documents and other property relating to such documentary letters of credit and the products and proceeds thereof;

                 (ix) Liens on cash, Cash Equivalents or other assets deposited in a margin account securing Ordinary Course Hedging Agreements permitted under Section 5.02(b)(iii)(D);

                 (x) Liens on property that is the subject of a repurchase agreement entered into in the ordinary course of business and permitted under
Section 5.02(f)(iv);

                 (xi) Liens on property of Foreign Subsidiaries securing Debt outstanding in an aggregate principal amount not to exceed $25,000,000 at any time; and

                 (xii) other Liens securing Debt outstanding in an aggregate principal amount not to exceed $10,000,000 at any time.

         (b)     DEBT.  Create,  incur,  assume or suffer to exist,  or permit
                 ----
any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:

                 (i)      in the case of the Borrower,

                           (A) Debt owed to a Material  Domestic  Subsidiary  of
                 the Borrower,  which Debt (x) shall constitute Pledged Debt and
                 (y) shall be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, shall be subordinated in right of payment to the payment in full of the Obligations and such promissory notes shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Administrative Agent pursuant to the terms of the Pledge and Security Agreement;

                           (B) Capitalized Leases not to exceed in the aggregate
                 $25,000,000 at any time outstanding; and

                           (C) Debt of the Borrower  issued in a Capital Markets
                 Transaction provided such Debt is unsecured and such Debt does not have a stated maturity date or required principal payments earlier than the Termination Date and the Borrower makes the prepayment required pursuant to Section 2.06(b);

                 (ii) in the case of any Subsidiary of the Borrower (other than LSFCC or LSFLLC),

                           (A) Debt owed to the Borrower or to a Material Domestic Subsidiary of the Borrower (other than Debt owed by a Restricted Subsidiary), which Debt (x) shall constitute Pledged Debt and (y) shall, except in the case of redeemable preferred stock, be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, shall be subordinated in right of payment in full of the Obligations, and such promissory notes shall be pledged as security for the Obligations of the holder thereof under the Loan Documents to which such holder is a party and delivered to the Administrative Agent pursuant to the terms of the Pledge and Security Agreement;

                           (B) Debt owed to a Pledged  Foreign  Subsidiary  by a
                 Pledged Foreign Subsidiary; and

                           (C) Debt owed to an Unpledged Foreign Subsidiary by a
                 Pledged Foreign Subsidiary or an Unpledged Foreign Subsidiary;

                 (iii) in the case of the Borrower and its Subsidiaries (other than LSFCC or LSFLLC),

                           (A) Debt of the Borrower and its Subsidiaries outstanding on the Closing Date and listed on Schedule 4.01(w) hereto and any refinancing of the industrial revenue bond obligations listed on Schedule 4.01(w) hereto provided there is no increase in the aggregate principal amount of such obligations;

                           (B) Debt under the Loan Documents;

                           (C) Debt secured by Liens permitted by Section 5.02(a)(iv) not to exceed in the aggregate $50,000,000 at any time outstanding;

                           (D) Debt of the  Borrower  and  FinServ in respect of
                 Ordinary Course Hedge Agreements and consistent with prudent business practice, provided that the aggregate Agreement Value of all such Ordinary Course Hedge Agreements under which the Borrower or FinServ would be required to make a payment on termination thereof do not exceed in the aggregate $75,000,000 (net of the value of cash, Cash Equivalents or other assets deposited in a margin account in connection with any such Ordinary Course Hedge Agreements and the face amount of any letter of credit issued with respect to any such Ordinary Course Hedge Agreements) at any time outstanding;

                           (E) Debt of the Borrower and its Subsidiaries  (other
                 than LSFCC or LSFLLC) to FinServ and Debt of FinServ to the Borrower and its other Subsidiaries (other than LSFCC or LSFLLC) in the ordinary course of business;

                           (F) Debt of Foreign Subsidiaries in the form of Permitted Foreign Receivables Purchase Transactions, provided the Borrower and its Subsidiaries make the prepayment required pursuant to Section 2.06(b);

                           (G) Debt of the Borrower and its  Subsidiaries in the
                 form of Real Estate Financing Transactions, provided the principal amount of all Debt permitted under this Section 5.02(b)(iii)(G) and Section 5.02(b)(iii)(H) (including all such Debt existing on the Closing Date and listed on Schedule 4.01(w) hereto) does not exceed in the aggregate $175,000,000 at any time outstanding and the Borrower and its Subsidiaries make the prepayment required pursuant to Section 2.06(b);

                           (H) Debt of the Borrower and its  Subsidiaries in the
                 form of Equipment Financing Transactions, provided the principal amount of all Debt permitted under this Section 5.02(b)(iii)(H) and Section 5.02(b)(iii)(G) (including all such Debt existing on the Closing Date and listed on Schedule 4.01(w) hereto) does not exceed in the aggregate $175,000,000 at any time outstanding and the Borrower and its Subsidiaries make the prepayment required pursuant to Section 2.06(b);

                           (I) Ordinary  Course Hedging  Agreements  between the
                 Borrower or FinServ and FinServ and the other Subsidiaries of the Borrower (other than LSFCC or LSFLLC) in the ordinary course of business;

                           (J) Debt of the Borrower and its  Subsidiaries in the
                 form of Permitted Domestic Receivables Purchase Transactions in form and substance reasonably satisfactory to the
                 Administrative Agent, provided the Borrower and its Subsidiaries make the prepayment required pursuant to Section 2.06(b);

                           (K) Debt of the  Borrower to any of its  Subsidiaries
                 and Debt of any of its Subsidiaries to the Borrower or any of its other Subsidiaries outstanding on the Closing Date and listed on Schedule 4.01(w) hereto;

                           (L) Debt between the Borrower and any of its Subsidiaries or between any of its Subsidiaries arising from purchases of inventory or raw materials in the ordinary course of business;

                           (M) Debt arising from the honoring of a check,  draft
                 or similar instrument against insufficient funds;

                           (N) Debt of the  Borrower to any of its  Subsidiaries
                 and Debt of any of its Subsidiaries to the Borrower or any of its other Subsidiaries; PROVIDED, HOWEVER, that the sum, without duplication, of (i) the aggregate principal amount of all such Debt incurred after the date hereof PLUS (ii) the aggregate Investments permitted by Section 5.02(f)(x) PLUS
                 (iii) the aggregate dispositions permitted by Section 5.02(e)(x) shall not exceed $50,000,000 in the aggregate during Fiscal Year 2001, $100,000,000 in the aggregate during Fiscal Years 2001 and 2002, taken as a single period, or $150,000,000 in the aggregate during Fiscal Years 2001, 2002 and 2003, taken as a single period;

                           (O) Debt of the  Borrower to any of its  Subsidiaries
                 and Debt of any of its Subsidiaries to the Borrower or any of its other Subsidiaries incurred in connection with a disposition permitted under Section 5.02(e)(xii);

                           (P) Debt of the  Borrower  or any  Subsidiary  of the
                 Borrower to the Borrower or any of its other Subsidiaries incurred in connection with a Permitted Foreign Receivables Purchase Transaction permitted under Section 5.02(b)(iii)(F) in an amount not to exceed the proceeds thereof; and

                           (Q) other Debt (without  duplication) of the Borrower
                 and  its  Subsidiaries   not  exceeding   $150,000,000  in  the
                 aggregate at any time.

         (c)     CHANGE IN NATURE OF  BUSINESS.  Engage  in, or suffer or permit
                 -----------------------------
any of its Subsidiaries to engage in, any business not related or incidental to the manufacture and sale of clothing and accessories. The LOS/DOS Business is a business that is related or incidental to the manufacture and sale of clothing within the meaning of the preceding sentence. The Borrower shall not suffer or permit LSFLLC to engage in any business other than the purchase, holding and securitization of accounts receivable and shall not suffer or permit LSFCC to engage in any business other than the purchase, sale to LSFLLC and servicing of accounts receivable generated by the Borrower, the processing of accounts payable of the Borrower and its Subsidiaries, procurement support services for the Borrower and its Subsidiaries and other accounting and general customer relationship functions.

         (d)     MERGERS,  ETC.  Merge  into or  consolidate with any  Person or
                 -------------
permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that:

                 (i) any Domestic Subsidiary of the Borrower may merge into or consolidate with any other Domestic Subsidiary of the Borrower or be liquidated, wound-up or dissolved or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of to any other Domestic Subsidiary of the Borrower, provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a Domestic Subsidiary of the Borrower, provided further that, in the case of any such merger or consolidation to which a Material Domestic Subsidiary is a party, the Person formed by such merger or consolidation shall be or become a Material Domestic Subsidiary;

                 (ii) any Pledged Foreign Subsidiary may merge into or con-solidate with any other Pledged Foreign Subsidiary or be liquidated, wound-up or dissolved or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of to the Borrower, any Material Domestic Subsidiary or any other Pledged Foreign Subsidiary; and

                 (iii) any Unpledged Foreign Subsidiary may merge into or consolidate with any other Unpledged Foreign Subsidiary or any Pledged Foreign Subsidiary, or be liquidated, wound-up or dissolved or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of to any other Unpledged Foreign Subsidiary or any Pledged Foreign Subsidiary, provided that, in the case of any such merger or consolidation between a Pledged Foreign Subsidiary and an Unpledged Foreign Subsidiary, the Person formed by such merger or consolidation shall be a Pledged Foreign Subsidiary.

         (e)     SALES,  ETC.,  OF  ASSETS.  Sell,  lease,  transfer  or  other-
                 -------------------------
wise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                 (i) purchases or sales of inventory in the ordinary course of its business;

                 (ii) dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

                 (iii) dispositions of inventory by the Borrower or any of Subsidiaries to the Borrower or any of its Subsidiaries in arm's length transactions in the ordinary course of business;

                 (iv) dispositions of accounts receivable from the Borrower to LSFCC and from LSFCC to LSFLLC;

                 (v) dispositions of Foreign Receivables pursuant to Permitted Foreign Receivables Purchase Transactions permitted under Section 5.02(b)(iii)(F) provided the Borrower and its Subsidiaries make the prepayments required pursuant to Section 2.06(b);

                 (vi) dispositions of equipment pursuant to Equipment Financing Transactions permitted under Section 5.02(b)(iii)(H) provided the Borrower and its Subsidiaries make the prepayments required pursuant to Section 2.06(b);

                 (vii) dispositions of real property pursuant to Real Estate Financing Transactions permitted under Section 5.02(b)(iii)(G) provided the Borrower and its Subsidiaries make the prepayments required pursuant to
Section 2.06(b);

                 (viii) dispositions of Domestic Receivables pursuant to Permitted Domestic Receivables Purchase Transactions permitted under Section 5.02(b)(iii)(J) provided the Borrower and its Subsidiaries make the prepayments required pursuant to Section 2.06(b);

                 (ix) licenses of Intellectual Property in the ordinary course of business;

                 (x) dispositions by the Borrower to any of its Subsidi-aries of property other than accounts receivable and inventory and dispositions by any of its Subsidiaries to the Borrower or any of its other Subsidiaries of property other than accounts receivable and inventory; provided that the sum, without duplication, of (i) the fair market value of the assets sold, transferred, licensed or otherwise disposed of after the date hereof PLUS (ii) the aggregate principal amount of Debt permitted by Section 5.02(b)(iii)(N) PLUS
(iii) the aggregate Investments permitted by Section 5.02(f)(x) shall not exceed $50,000,000 in the aggregate during Fiscal Year 2001, $100,000,000 in the aggregate during Fiscal Years 2001 and 2002, taken as a single period, or $150,000,000 in the aggregate during Fiscal Years 2001, 2002 and 2003, taken as a single period;

                 (xi) other dispositions by the Borrower and its Subsi-diaries of property other than accounts receivable; provided that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition; (ii) the consideration received for such disposition shall be in an amount at least equal to the fair market value of the assets sold, transferred, licensed or otherwise disposed of; (iii) at least 75% of the consideration received for such disposition shall be cash; (iv) the non-cash consideration received for all such dispositions in the aggregate shall not exceed $30,000,000 at any time outstanding; (v) the aggregate fair market value of all assets so sold, transferred, licensed or otherwise disposed of by the Borrower and its Subsidiaries shall not exceed $50,000,000 in any Fiscal Year; and (vi) the Borrower and its Subsidiaries make the prepayments required pursuant to Section 2.06(b);

                 (xii) dispositions of the Equity Interests of Material Domestic Subsidiaries to the Borrower and wholly owned Material Domestic Subsidiaries; dispositions of the Equity Interests of Pledged Foreign Subsidiaries to the Borrower, Material Domestic Subsidiaries and other Pledged Foreign Subsidiaries; and dispositions of the Equity Interests of Unpledged Foreign Subsidiaries to the Borrower or any of its other Subsidiaries;

                 (xiii) dispositions of accounts receivable to collection agencies provided the aggregate face amount of all such accounts receivable does not exceed $5,000,000; and

                 (xiv) dispositions of accounts receivable of Foreign Subsi-diaries, provided the aggregate face amount of all such accounts receivable does not exceed $25,000,000.

         (f)     INVESTMENTS  IN OTHER  PERSONS.  Make or hold,  or permit  any
                 ------------------------------
of its  Subsidiaries  to make or hold,  any Investment in any Person, except:

                 (i) Investments existing on the date hereof and described on Schedule 4.01(cc) hereto;

                 (ii) equity Investments by the Borrower and its Subsi-diaries in their Subsidiaries outstanding on the date hereof and described on
Schedule 4.01(cc) hereto;

                 (iii) advances to officers, directors and employees of the Borrower or any of its Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

                 (iv) Investments by the Borrower and its Subsidiaries in cash and Cash Equivalents;

                 (v)       Investments   consisting  of  intercompany  Debt
permitted   under   Section   5.02(b)(i)(A),    5.02(b)(ii),    5.02(b)(iii)(E),
5.02(b)(iii)(I),      5.02(b)(iii)(K),     5.02(b)(iii)(L),     5.02(b)(iii)(N),
5.02(b)(iii)(O) or 5.02(b)(iii)(P);

                 (vi) extensions of credit to customers or suppliers of the Borrower or any of its Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof;

                 (vii) Investments by the Borrower in any Material Domes-tic Subsidiary and Investments of any Material Domestic Subsidiary in the Borrower or any other Material Domestic Subsidiary;

                 (viii) Investments by Pledged Foreign Subsidiaries in other Pledged Foreign Subsidiaries;

                 (ix) Investments by Unpledged Foreign Subsidiaries in other Unpledged Foreign Subsidiaries or Pledged Foreign Subsidiaries;

                 (x) Investments by the Borrower in any of its Subsidi-aries and Investments of any of its Subsidiaries in the Borrower or any of its other Subsidiaries; provided that the sum, without duplication, of (i) such Investments made after the date hereof PLUS (ii) the aggregate principal amount of Debt permitted by Section 5.02(b)(iii)(N) PLUS (iii) the aggregate dispositions permitted by Section 5.02(e)(x) shall not exceed $50,000,000 in the aggregate during Fiscal Year 2001, $100,000,000 in the aggregate during Fiscal Years 2001 and 2002, taken as a single period, or $150,000,000 in the aggregate during Fiscal Years 2001, 2002 and 2003, taken as a single period; PROVIDED FURTHER that Investments in Subsidiaries of the Borrower that are not Solvent immediately prior to the making of any such Investment shall not exceed $10,000,000 in the aggregate in any Fiscal Year;

                 (xi) Investments by the Borrower in any of its Subsidi-aries and Investments of any of its Subsidiaries in the Borrower or any of its other Subsidiaries made in connection with a disposition permitted under Section 5.02(e)(xii);

                 (xii)     Investments  by the Borrower in  Subsidiaries  formed
in  connection  with  Permitted  Domestic  Receivables   Purchase   Transactions
permitted under Section 5.02(b)(iii)(J);

                 (xiii) Investments by any Subsidiary of the Borrower in the Borrower or any of its other Subsidiaries made in connection with a Permitted Foreign Receivables Purchase Transaction permitted under Section 5.02(b)(iii)(F) in an amount not to exceed the proceeds thereof; and

                 (xiv) other Investments by the Borrower and its Subsi-diaries not otherwise permitted under this Section 5.02(f) in an aggregate amount not to exceed $35,000,000.

         (g)     RESTRICTED PAYMENTS. Declare or pay any dividends, purchase,
                 -------------------
redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Borrower, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

                 (i) the Borrower may declare and pay dividends and distributions payable only in common stock (other than Disqualified Stock) of the Borrower; and

                 (ii) any Subsidiary of the Borrower may (A) declare and pay cash dividends and dividends and distributions payable in common stock (other than Disqualified Stock) of such Subsidiary to the Borrower and (B) declare and pay cash dividends and dividends and distributions payable in common stock (other than Disqualified Stock) of such Subsidiary to any Subsidiary of the Borrower of which it is a Subsidiary; provided that any dividends paid by a Subsidiary of the Borrower which is not a wholly-owned Subsidiary are paid to all stockholders thereof on a pro rata basis or on a basis that results in the receipt by the Borrower or a Subsidiary that is the parent of that Subsidiary of dividends or distributions of greater value than it would receive on a pro rata basis.

         (h)     LEASE OBLIGATIONS.  Create,  incur, assume or suffer to exist,
                 -----------------
or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction other than (A) Capitalized Leases permitted under Section 5.02(b)(i)(B), (B) Real Estate Financing Transactions permitted under Section 5.02(b)(iii)(G) and (C) Equipment Financing Transactions permitted under Section 5.02(b)(iii)(H), or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease (excluding Capitalized Leases) other than (A) leases in existence on the Closing Date and (B) leases entered into or assumed by the Borrower or any Subsidiary after the date hereof in the ordinary course of business.

         (i)     AMENDMENTS OF  CONSTITUTIVE  DOCUMENTS.  Amend,  or permit any
                 --------------------------------------
of its Subsidiaries to amend, any of its Constitutive Documents if the effect of such amendment would be materially adverse to the Borrower or to the Lenders.

         (j)     ACCOUNTING  CHANGES.  Make or permit,  or permit any of its
                 -------------------
Subsidiaries to make or permit,  any change in its Fiscal Year.

         (k)     PREPAYMENTS,  ETC., OF DEBT. Prepay, redeem, purchase,  defease
                 ---------------------------
or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, except
(i) the prepayment of the Advances in accordance with the terms of this Agreement and the prepayment of Debt payable to the Borrower, (ii) the payment of Debt as contemplated by the definitions of Net Cash Proceeds, (iii) the contemporaneous exchange of Debt, in an aggregate principal amount not to exceed $50,000,000, outstanding under the Indentures, that certain U.S. Dollar Indenture dated as of January 18, 2001 between the Borrower and Citibank, N.A., as trustee, or that certain Euro Indenture dated as of January 18, 2001 between the Borrower and Citibank, N.A., as trustee, for Debt issued in connection with a Capital Markets Transaction permitted under Section 5.02(b)(i)(C), (iv) the prepayment of secured Debt provided there are no outstanding Advances after giving effect to such prepayment, and (v) the close out of Ordinary Course Hedge Agreements.

         (l)     NEGATIVE  PLEDGE.  Enter  into or suffer to exist,  or permit
                 ----------------
any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets except:

                 (i) those existing on property of the Borrower and its Subsidiaries on the Closing Date and listed on Schedule 4.01(x) hereto;

                 (ii)      those in favor of the Secured Parties;

                 (iii) those in connection with any purchase money Debt permitted under Section 5.02(b)(iii)(C) solely to the extent that the agreement or instrument governing such Debt prohibits a Lien on the property acquired with the proceeds of such Debt;

                 (iv) those in connection with any Capitalized Lease permitted under Section 5.02(b)(i)(B) solely to the extent that such Capitalized Lease prohibits a Lien on the property subject thereto;

                 (v) negative pledges on accounts receivable of Foreign Subsidiaries and the associated assets of Foreign Subsidiaries in connection with Permitted Foreign Receivable Purchase Transactions permitted under Section 5.02(b)(iii)(F), negative pledges on accounts receivable of Domestic Subsidiaries and associated assets of Domestic Subsidiaries in connection with Permitted Domestic Receivables Purchase Transactions permitted under Section 5.02(b)(iii)(J), negative pledges on the property subject to Equipment Financing Transactions permitted under Section 5.02(b)(iii)(H) and Real Estate Financing Transactions permitted under Section 5.02(b)(iii)(G) and negative pledges on the property of Foreign Subsidiaries subject to Liens permitted under Section 5.02(a)(xi);

                 (vi) negative pledges on Intellectual Property licensed from third parties; and

                 (vii) negative pledges with respect to property of the Borrower and its Subsidiaries contained in documentation for any Capital Markets Transaction provided such negative pledges (A) expressly permit Liens in favor of Administrative Agent on all assets of the Borrower and its Subsidiaries and Liens on equipment subject to Equipment Financing Transactions, real property subject to Real Estate Financing Transactions, accounts receivable subject to Permitted Domestic Receivables Purchase Transactions and Permitted Foreign Receivables Purchase Transactions and property subject to any other Lien permitted under Section 5.02(a) and (B) do not require the Debt issued in such Capital Markets Transactions to be secured by such permitted Liens.

         (m)     CAPITAL  EXPENDITURES.  Make, or permit any of its Subsidiaries
                 ---------------------
to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year to exceed $75,000,000.

         (n)     RESTRICTED  SUBSIDIARIES.  Permit any of its  Subsidiaries
                 ------------------------
existing as of the Closing Date to become a Restricted Subsidiary, other than as a result of a change in Consolidated Net Tangible Assets.

         (o)     PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.  Directly or
                 -------------------------------------------
indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement limiting the ability of any of its Subsidiaries to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Subsidiary of the Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) the Loan Documents, (ii) restrictions on Subsidiaries formed in connection with Permitted Foreign Receivables Purchase Transactions permitted under Section 5.02(b)(iii)(F) and Permitted Domestic Receivables Purchase Transactions permitted under Section 5.02(b)(iii)(J) contained in documentation for such Transactions, (iii) restrictions on the declaration or payment or other distributions in respect of such Equity Interests contained in documentation for any Capital Markets Transaction permitted under Section 5.02(b)(i)(C) provided such restrictions do not prohibit any actions expressly permitted hereunder, (iv) restrictions on the foregoing (other than restrictions of the type set forth in clause (iii)), if any, contained in documentation for any Capital Markets Transaction permitted under Section 5.02(b)(i)(C) provided that any such restrictions shall be deemed to be included herein as if set forth in this Agreement, and (v) restrictions on the transfer of the property subject to Equipment Financing Transactions permitted under Section 5.02(b)(iii)(H), Real Estate Financing Transactions permitted under Section 5.02(b)(iii)(G) and dispositions of accounts receivable permitted under Section 5.02(e)(xiv).

         (p)     AMENDMENTS OF DOCUMENTS RELATING TO DEBT AND RECEIVABLES. Amend
                 --------------------------------------------------------
or otherwise change the terms of any Debt, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Debt, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate or make less onerous any such event or default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Debt (or a trustee or other representative on their behalf) which would be materially adverse to the Borrower or to the Lenders. The Borrower shall not amend or otherwise change the terms of the Receivables Transfer Agreements other than (i) amendments to extend the term thereof or to preserve the arm's length nature of the purchase and sale effected thereby and
(ii) amendments in connection with a Permitted Domestic Receivables Purchase Transaction provided the effect of such amendment would not be materially adverse to the Borrower or to the Lenders.

         (q)     USE OF PROCEEDS.
                 ---------------

                 (i) Use any portion of the proceeds of the Advances, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance Debt of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Sections 13 or 14 of the Exchange Act.

                 (ii) Use any portion of the proceeds of the Advances, directly or indirectly, (i) knowingly to purchase Ineligible Securities from either Co-Lead Arranger during any period in which such Co-Lead Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by either Co-Lead Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by either Co-Lead Arranger and issued by or for the benefit of the Borrower or any Affiliate of the Borrower. Each Co-Lead Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities.

         Section  5.03     REPORTING  REQUIREMENTS.  So long  as any  Advance or
                           -----------------------
any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Agents and the Lender
Parties:

         (a)     DEFAULT  NOTICE.  As soon as possible and in any event within
                 ---------------
two days after an Officer of the Borrower obtains knowledge of a Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of a Responsible Officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

         (b)     ANNUAL  FINANCIALS.  As soon as  available  and in any event
                 ------------------
within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein Consolidated and consolidating balance sheets of the Borrower and its
Subsidiaries as of the end of such Fiscal Year and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion with respect to the Consolidated statements reasonably acceptable to the Required Lenders of Arthur Andersen or other independent public accountants of recognized standing acceptable to the Required Lenders, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and
(iii) a certificate of a Responsible Officer of the Borrower, in substantially the form of Exhibit G hereto, stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

         (c)     QUARTERLY  FINANCIALS.  As soon as available and in any event
                 ---------------------
within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Quarter and ending with the end of such Fiscal Quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by a Responsible Officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said Responsible Officer, in substantially the form of Exhibit G hereto, stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.04, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

         (d)     MONTHLY  FINANCIALS.  As soon as  available  and in any event
                 -------------------
within 30 days after the end of each fiscal month, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and Consolidated statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month and Consolidated statements of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, all in reasonable detail and duly certified by a Responsible Officer of the Borrower.

         (e)     ANNUAL  FORECASTS.  As soon as  available  and in any event no
                 -----------------
later than 60 days after the end of each Fiscal Year, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of Consolidated balance sheets and income statements of the Borrower and its Subsidiaries on a monthly basis for the Fiscal Year following such Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Termination Date.

         (f)     LITIGATION.  Promptly after the commencement thereof, notice of
                 ----------
all actions, suits, investigations, litigation and proceedings before any Governmental Authority or arbitrator, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(f), and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on any Loan Party or any of its Subsidiaries of the Disclosed Litigation from that described on Schedule 4.01(f) hereto.

         (g)     SECURITIES REPORTS. Promptly after the sending or filing there-
                 ------------------
of, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

         (h)     CREDITOR  REPORTS.  Promptly  after the  furnishing  thereof,
                 -----------------
copies of any statement or report furnished to any holder of Debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of the Indentures or any indenture, loan or credit or similar agreement executed in connection with a Capital Markets Transaction and not otherwise required to be furnished to the Lender Parties pursuant to any other clause of this Section 5.03.

         (i)     AGREEMENT  NOTICES.  Promptly upon receipt  thereof,  copies of
                 -------------------
all notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any instrument, indenture, loan or credit or similar agreement regarding or related to any breach or default by any Loan Party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and copies of any amendment, modification or waiver of any provision of any instrument, indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request.

         (j)     ERISA.  promptly  upon any  Officer of the  Borrower  becoming
                 -----
aware of its occurrence, notice of any of the following events affecting the Borrower or any ERISA Affiliate (but in no event more than 10 days after such event), and such Officer shall also deliver to Administrative Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any ERISA Affiliate with respect to such event:

                 (i)       an ERISA Event;

                 (ii) a decrease in the Funded Current Liability Percen-tage for any Plan at the end of any fiscal quarter to less than 90%; or

                 (iii) any significant change in the status of any item dis-closed on Schedule 4.01(n) hereto.

         (k)     INSURANCE.  As soon as available  and in any event within 60
                 ---------
days after the end of each Fiscal Year, a report summarizing any changes in the insurance coverage maintained for the Borrower and its Subsidiaries during such Fiscal Year and containing such additional information as any Agent, or any Lender Party through the Administrative Agent, may reasonably specify.

         (l)     NEW SUBSIDIARIES. No later than 60 days after the end of each
                 ----------------
Fiscal Year, a list of all Subsidiaries of each Loan Party showing (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of its Equity Interests authorized and the number outstanding, and the percentage of each such class of its Equity Interests owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights.

         (m)     FOREIGN INTELLECTUAL  PROPERTY.  No later than 60 days after
                 ------------------------------
the end of each Fiscal Year, a list of the ten countries (other than the United States) in which the highest percentage of the aggregate gross revenues of the Borrower and its Subsidiaries on a Consolidated basis for such Fiscal Year were generated.

         (n)     MATERIAL  SUBSIDIARIES.  No later than 60 days after the end of
                 ----------------------
each Fiscal Year, a list of all Material Subsidiaries and the percentage of the aggregate gross revenues of the Borrower and its Subsidiaries on a Consolidated basis for such Fiscal Year contributed by each such Material Subsidiary.

         (o)     OTHER INFORMATION. Such other information respecting the busi-
                 -----------------
ness, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Agent, or any Lender Party through the Administrative Agent, may from time to time reasonably request.

         Section 5.04      FINANCIAL COVENANTS. So long as any Advance or any
                           -------------------
other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

         (a)      LEVERAGE  RATIO.  Maintain  at all times a Leverage  Ratio of
                  ---------------
not more than the amount set forth below for each Business Day occurring in the periods set forth below:

         -----------------------------------------------------
                   PERIOD                       RATIO
         -----------------------------------------------------
         Closing - 11/24/01                   4.25:1.00
         -----------------------------------------------------
         11/25/01 - 05/25/02                  4.00:1.00
         -----------------------------------------------------
         05/26/02 - 11/23/02                  3.75:1.00
         -----------------------------------------------------
         11/24/02 - 05/24/03                  3.25:1.00
         -----------------------------------------------------
         05/25/03 - 08/29/03                  3.00:1.00
         -----------------------------------------------------

         (b)     SENIOR SECURED  LEVERAGE  RATIO. Maintain at all times a Senior
                 -------------------------------
Secured Leverage Ratio of not more than the amount set forth below for each
Business   Day  occurring in the periods set forth below:

         ------------------------------------------------------
                 PERIOD RATIO
         ------------------------------------------------------
            Closing - 11/24/01                    2.50:1.00
         ------------------------------------------------------
            11/25/01 - 05/25/02                   2.25:1.00
         ------------------------------------------------------
            05/26/02 - 11/23/02                   2.00:1.00
         ------------------------------------------------------
            11/24/02 - 05/24/03                   1.75:1.00
         ------------------------------------------------------
            05/25/03 - 08/29/03                   1.50:1.00
         ------------------------------------------------------

         (c)     FIXED CHARGE  COVERAGE  RATIO.  Maintain at the end of each
                 -----------------------------
Fiscal  Quarter of the Borrower a Fixed Charge Coverage Ratio of not less than
1.00 to 1.00 for each Measurement Period.

         (d)     INTEREST  COVERAGE  RATIO.  Maintain  at the  end of each
                 -------------------------
Fiscal Quarter of the Borrower an Interest Coverage Ratio of not less than the amount set forth below for each Measurement Period ending during the periods set forth below:

         ------------------------------------------------------
                   MEASUREMENT
                 PERIOD ENDING IN                RATIO
         ------------------------------------------------------
         Closing - 11/24/01                    2.00:1.00
         ------------------------------------------------------
         11/25/01 - 05/25/02                   2.00:1.00
         ------------------------------------------------------
         05/26/02 - 11/23/02                   2.25:1.00
         ------------------------------------------------------
         11/24/02 - 05/24/03                   2.50:1.00
         ------------------------------------------------------
         05/25/03 - 08/29/03                   2.75:1.00
         ------------------------------------------------------

                                   ARTICLE VI
                                EVENTS OF DEFAULT


         Section 6.01      EVENTS OF  DEFAULT.  If any of the  following  events
                           ------------------
("EVENTS OF  DEFAULT")  shall occur and be continuing:

         (a) (i) the Borrower shall fail to pay any principal of any Advance when the same shall become due and payable, whether by scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, or (ii) the Borrower shall fail to pay any interest on any Advance or any fee owing under or in respect of this Agreement, or any Loan Party shall fail to make any other payment under or in respect of any Loan Document, whether by scheduled maturity or at a date fixed for payment or prepayment or by acceleration, demand or otherwise, in each case under this clause (ii) within three Business Days after the same becomes due and payable; or

         (b) any representation or warranty made by any Loan Party under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

         (c) (i) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(c), 5.01(d), 5.01(n) or 5.01(p), 5.02, 5.03 or 5.04; or

         (d) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed that is not otherwise referred to in this Section 6.01 if such failure shall remain unremedied for at least 30 days after the earlier of the date on which (i) an Officer of any of the Loan Parties first becomes aware of such failure and (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any of the Lenders Parties; or

         (e) (i) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on, or any other amount payable in respect of, one or more items of Debt of the Loan Parties and their Subsidiaries (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal amount (or, in the case of any Hedge Agreement, that has an Agreement Value) of at least $25,000,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such

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failure shall continue after the applicable grace period,  if any,  specified in the agreements or instruments relating to all such Debt; or (ii) any other event shall occur or condition shall exist under the agreements or instruments relating to one or more items of Debt of the Loan Parties and their Subsidiaries (excluding Debt outstanding hereunder) that is outstanding (or under which one or more Persons have a commitment to extend credit) in an aggregate principal amount (or, in the case of any Hedge Agreement, that has an Agreement Value) of at least $25,000,000, and such other event or condition shall continue after the
applicable  grace  period,   if  any,   specified  in  all  such  agreements  or
instruments, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or (iii) one or more items of Debt of the Loan Parties and their Subsidiaries (excluding Debt outstanding hereunder) that is outstanding (or under which one or more Persons have a commitment to extend credit) in an aggregate principal amount (or, in the case of any Hedge Agreement, that has an Agreement Value) of at least $25,000,000 shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled or required prepayment or redemption or as contemplated by the definition of Net Cash Proceeds), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

         (f) the Borrower or any Material Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Material Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of at least 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth above in this Section 6.01(f) (other than a solvent reorganization) shall occur under the Requirements of Law of any jurisdiction applicable to the Borrower or any Material Subsidiary; or the Borrower or any Material Subsidiary shall take any corporate, partnership, limited liability company or other similar action to authorize any of the actions set forth above in this Section 6.01(f); or

         (g) one or more judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Borrower or any of its Material Subsidiaries and shall remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order or (ii) there shall be any period of at least 30 days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; PROVIDED, HOWEVER, that any such judgment or order shall not give rise to an Event of Default under this
Section 6.01(g) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance

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

between the defendant and the insurer, which shall be rated at least "A" by A.M. Best Company, covering full payment thereof and (B) such insurer has been notified, and has not denied the claim made for payment, of the amount of such judgment or order; or

         (h) one or more nonmonetary judgments or orders (including, without limitation, writs or warrants of attachment, garnishment, execution, distraint or similar process) shall be rendered against the Borrower or any of its Material Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and there shall be any period of at least 30 days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01, 5.01(i), 5.01(j) or 5.01(l) shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or any such Loan Party shall so state in writing; or

         (j)     any Collateral  Document after  delivery  thereof  pursuant to
Section 3.01, 5.01(i), 5.01(j) or 5.01(l) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on the Collateral purported to be covered thereby; or

         (k) any Plan maintained by the Borrower or any of its ERISA Affili-ates shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the PBGC (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan, and, in each case, the Borrower's or any such ERISA Affiliate's liability (after giving effect to the tax consequences thereof) as of the date thereof to the PBGC (or any successor thereto) for unfunded guaranteed vested benefits under such Plan or the Borrower's obligations to contribute to any Plan in order to voluntarily terminate such Plan exceed $20,000,000 (or in the case of a termination involving the Borrower or any of its ERISA Affiliates as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such liability shall exceed such amount); or

         (l) the Borrower or any of its ERISA Affiliates as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a Withdrawal Liability in an amount exceeding $20,000,000; or

         (m) (i) Any Person or two or more Persons (other than Permitted Transferees) acting in concert shall acquire beneficial ownership, directly or indirectly, of Equity Interests of the Borrower or Voting Trust Certificates issued under the Voting Trust Agreement (or other securities convertible into such securities) representing 30% or more of the combined voting power of all Equity Interests of the Borrower entitled to vote (or would be entitled to vote in the absence of the Voting Trust Agreement) in the election of directors (except that the provisions of this subsection (i) shall not apply to Voting Trustees serving in their capacities as such under the Voting Trust Agreement); or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower shall cease for any reason to constitute a majority of the Board of Directors of

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the Borrower unless the persons replacing such individuals were nominated by the
Board of Directors of the Borrower, by Permitted Transferees or by any of the Voting Trustees; or (iii) the occurrence of any "CHANGE IN CONTROL" as defined in any indenture or other agreement executed in connection with a Capital Markets Transaction;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by a Revolving Credit Lender pursuant to Section 2.03(c) and the obligations of each Lender Party to purchase its Pro Rata Share of outstanding Swing Line Advances pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (B) by notice to each party required under the terms of any agreement in support of which a Standby Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; PROVIDED, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (1) the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by a Revolving Credit Lender pursuant to Section 2.03(c) and the obligations of each Lender Party to purchase its Pro Rata Share of outstanding Swing Line Advances pursuant to Section 2.02(b)) and each Issuing Bank to issue Letters of Credit shall automatically be terminated and (2) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

         Section  6.02     ACTIONS IN RESPECT OF THE LETTERS OF CREDIT UPON
                           ------------------------------------------------
DEFAULT.  If any Event of Default shall have occurred and be continuing, the
-------
Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section
6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Secured Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied, to the extent

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permitted under  applicable  law, to reimburse the relevant  Issuing Bank or the
Revolving Credit Lenders, as applicable.

                                  ARTICLE VII
                                   THE AGENTS


Section 7.01      APPOINTMENT, POWERS AND IMMUNITY.
                  --------------------------------

         (a) Each Lender Party (in its capacities as a Lender, the Swing Line Bank (if applicable), an Issuing Bank (if applicable), and on behalf of itself and its Affiliates as potential Hedge Banks) hereby appoints and authorizes the Administrative Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 7.05(a) and the first sentence of Section 7.06 shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (i) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender Party; (ii) shall not be responsible to the Lender Parties for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of, or the perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder; (iii) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or Affiliates; (iv) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (v) shall not be responsible for any action taken or omitted to be taken by it or any of its directors, officers, agents or employees under or in connection with any Loan Document, except for its or their own gross negligence or willful misconduct.

         (b) The Administrative Agent shall also act as the "COLLATERAL AGENT" under the Loan Documents, and each of the Lender Parties (in its capacities as a Lender, the Swing Line Bank (if applicable), an Issuing Bank (if applicable) and a potential Hedge Bank) hereby appoints and authorizes the Administrative Agent to act as the agent of such Lender Party for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. The Administrative Agent may from time to time in its discretion appoint any of the other Lender Parties or any of the Affiliates of a Lender Party to act as its co-agent or sub-agent or its attorney-in-fact for any purpose, including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder at the direction of the Administrative Agent, and the Administrative Agent shall not be responsible for the negligence or misconduct of any such co-agents, sub-agents or attorneys-in-fact selected by it with

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reasonable care. In this connection,  the  Administrative  Agent, as "collateral agent", and such co-agents, sub-agents and attorneys-in-fact shall be entitled to the benefits of all provisions of this Article VII (including, without
limitation,   Section   7.05,   as  though  such   co-agents,   sub-agents   and
attorneys-in-fact were the "collateral agent" under the Loan Documents) as if set forth in full herein with respect thereto.

         (c) The Co-Lead Arrangers shall not have any powers or discretion under this Agreement or any of the other Loan Documents other than those bestowed upon it as a co-agent or sub-agent from time to time by the Administrative Agent pursuant to subsection (b) of this Section 7.01, and each of the Lender Parties hereby acknowledges that (i) it has not relied on the Co-Lead Arrangers in deciding whether to enter into this Agreement or in taking or not taking any action under the Agreement and (ii) the Co-Lead Arrangers shall not have any liability under this Agreement or any of the other Loan Documents.

         (d) Neither the Documentation Agent nor the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

         Section 7.02      RELIANCE BY AGENT.  The  Administrative  Agent shall
                           -----------------
be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with
Section 8.07. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lender Parties; PROVIDED, HOWEVER, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to any Loan Document or applicable Requirements of Law or unless it shall first be indemnified to its satisfaction by the Lender Parties against any and all liability and expense which may be incurred by it by reason of taking any such action.

         Section  7.03     DEFAULTS.  The  Administrative  Agent shall not be
                           --------
deemed to have knowledge or notice of the occurrence of a Default or Event of Default (other than an Event of Default under Section 6.01(a)) unless the Administrative Agent has received written notice from a Lender Party or the Borrower specifying such Default or Event of Default and stating that such notice is a "NOTICE OF DEFAULT". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lender Parties. The Administrative Agent shall (subject to Section 7.02) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such

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action, or refrain from taking such action, with respect to such Default or
Event of Default as it shall deem advisable in the best interest of the Lender Parties.

         Section  7.04     BANK  OF  AMERICA,  BAS  AND  AFFILIATES.  With
                           ----------------------------------------
respect to its Commitments, the Advances made by it and the Note or Notes issued to it, Bank of America (and any successor acting as the Administrative Agent) in its capacity as a Lender Party hereunder shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not acting as the Administrative Agent or an Issuing Bank; and the term "LENDER PARTY" or "LENDER PARTIES" shall, unless otherwise expressly indicated, include Bank of America in its individual capacity. Bank of America (and any successor acting as the Administrative Agent), BAS and their respective affiliates may (without having to account therefor to any Lender Party) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of its Subsidiaries or Affiliates as if it were not acting as an Agent or an Issuing Bank, and Bank of America (and any successor acting as the Administrative Agent), BAS and their respective affiliates may accept fees and other consideration from any Loan Party or any of its Subsidiaries or Affiliates, or any Person that may do business with or own securities of any Loan Party or any such Subsidiary or Affiliate, for services in connection with this Agreement or otherwise without having to account for the same to the Lender Parties.

         Section 7.05      INDEMNIFICATION.
                           ---------------

         (a) The Lenders severally agree to indemnify the Administrative Agent (to the extent not promptly reimbursed under Section 8.04, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent under any Loan Document (collectively, the "INDEMNIFIED COSTS"); provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. In the case of any claim, investigation, litigation or proceeding for which indemnity under this Section 7.05(a) applies, such indemnity shall apply whether or not such claim, investigation, litigation or proceeding is brought by the Administrative Agent, any of the other Agents, any of the Lender Parties or a third party. Without limitation of the foregoing, each Lender severally agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 8.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses (including, without limitation, fees and expenses of counsel) by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by any Lender Party or any other Person. The failure of any Lender Party to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to the Administrative Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to

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reimburse the  Administrative  Agent for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender contained in this Section 7.05(a) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

         (b) The Revolving Credit Lenders severally agree to indemnify each Issuing Bank (to the extent not promptly reimbursed under Section 8.04, but without limiting the obligations of the Borrower under such Section) for such Revolving Credit Lender's Pro Rata Share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or the transactions contemplated thereby or any action taken or omitted by such Issuing Bank under the Loan Documents; PROVIDED, HOWEVER, that no Revolving Credit Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank's gross negligence or willful misconduct. In the case of any claim, investigation, litigation or proceeding for which indemnity under this Section 7.05(b) applies, such indemnity shall apply whether or not such claim, investigation, litigation or proceeding is brought by any Issuing Bank, any of the other Lender Parties or a third party. Without limitation of the foregoing, each Revolving Credit Lender severally agrees to reimburse such Issuing Bank promptly upon demand for its Pro Rata Share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. The failure of any Revolving Credit Lender to reimburse such Issuing Bank promptly upon demand for its Pro Rata Share of any amount required to be paid by the Revolving Credit Lenders to such Issuing Bank as provided herein shall not relieve any other Revolving Credit Lender of its obligation hereunder to reimburse such Issuing Bank for its Pro Rata Share of such amount, but no Revolving Credit Lender shall be responsible for the failure of any other Revolving Credit Lender to reimburse such Issuing Bank for such other Revolving Credit Lender's Pro Rata Share of such amount. Without prejudice to the survival of any other agreement of any Revolving Credit Lender hereunder, the agreement and obligations of each Revolving Credit Lender contained in this Section 7.05(b) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

         Section 7.06      NON-RELIANCE ON AGENT AND OTHER LENDER PARTIES.  Each
                           ----------------------------------------------
Lender Party agrees that it has, independently and without reliance on any Agent or any other Lender Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any other Lender Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lender Parties by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender Party with any credit or other information concerning the affairs, financial condition, or business of

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any Loan Party or any of its  Subsidiaries  or Affiliates that may come into the possession of the Administrative Agent or any of its affiliates.

         Section 7.07 RESIGNATION OF ADMINISTRATIVE AGENT. The Adminis-trative Agent may resign at any time (effective as set forth below) by giving notice thereof to the Lender Parties and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent which such successor Administrative Agent shall, so long as no Event of Default has occurred and is continuing, be approved by the Borrower (such approval not to be unreasonably withheld or delayed and to be deemed to have been given if no objection thereto is received by the Required Lenders within five Business Days after the date on which notice of the proposed appointment is provided to the Borrower). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States or any state thereof and having combined capital and surplus of at least $500,000,000. If within 45 days after written notice is given of the retiring Administrative Agent's resignation under this Section 7.07 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the retiring Administrative Agent's resignation shall become effective, (b) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (c) the Required Lenders shall thereafter perform all duties and obligations of the retiring Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above in this Section 7.07. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation hereunder as Administrative Agent, the provisions of this
Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                                  ARTICLE VIII
                                  MISCELLANEOUS


         Section 8.01      AMENDMENTS,  ETC. No amendment or waiver of any  pro-
                           ----------------
vision of this Agreement, the Notes or any other Loan Document, nor consent to any departure by any of the Loan Parties therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to in writing) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lender Parties (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive

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any of the  conditions  specified in Section 3.01 or, in the case of the Initial
Extension of Credit, Section 3.02; (ii) change the number of Lenders or the percentage of the Commitments or the aggregate outstanding principal amount of Advances or the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lender Parties or any of them to take any action hereunder or thereunder; (iii) release all or substantially all of the value of the guarantees of the Material Domestic Subsidiaries under the
Subsidiary   Guaranty  (other  than,  in  the  case  of  any  Material  Domestic
Subsidiary, to the extent permitted under the Subsidiaries Guaranty); (iv) release all or substantially all of the Collateral in any transaction or series of related transactions (other than to the extent permitted under the Pledge and Security Agreement); or (v) amend Section 2.14 or this Section 8.01; (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender (other than any Lender that is, at such time, a Defaulting Lender) that has a Commitment under, or is owed any amounts under or in respect of, the Tranche A Term Facility, the Tranche B Term Facility or the Revolving Credit Facility if such Lender is directly and adversely affected by such amendment, waiver or consent: (i) increase the Commitments of such Lender;
(ii) reduce the principal of, or stated rate of interest on, the Notes held by such Lender or any fees or other amounts payable hereunder to such Lender; (iii) postpone any date scheduled for any payment of principal of, or interest on, the Notes pursuant to Section 2.04 or 2.07 or any date fixed for any payment of fees hereunder or any Guaranteed Obligations payable under the Subsidiary Guaranty; or (iv) change the order of application of any reduction in the Commitments or any prepayment of Advances between the Tranche A Term Facility or the Tranche B Term Facility from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that materially and adversely affects the Lenders under such Tranche A Term Facility or Tranche B Term Facility, as the case may be, or require the permanent reduction of the Revolving Credit Facility at any time when all or a portion of the Tranche A Term Facility or Tranche B Term Facility remains in effect; and
(c) the consent of any Lender Party shall not be required for any amendment that increases the Revolving Credit Commitments by $250,000,000 in the event such increase does not increase the Commitments of such Lender Party; PROVIDED FURTHER that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or of the Issuing Banks, as the case may be, under this Agreement; and PROVIDED FURTHER that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement and the other Loan Documents. Notwithstanding any of the foregoing provisions of this Section 8.01, none of the defined terms set forth in Section 1.01 shall be amended, supplemented or otherwise modified in any manner that would change the meaning, purpose or effect of this Section 8.01 or any section referred to herein unless such amendment, supplement or modification is agreed to in writing by the number and percentage of Lenders (and the Swing Line Bank, each Issuing Bank and the Administrative Agent, if applicable) otherwise required to amend such section under the terms of this Section 8.01.

         Section 8.02      NOTICES,  ETC. All notices and other  communications
                           -------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to the Borrower, at its address at 1155 Battery Street, San Francisco, CA 94111, Attention: Treasurer; if to any Initial Lender, the

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Swing Line Bank or each Initial  Issuing Bank,  at its Base Rate Lending  Office
specified opposite its name on Schedule 1.01(a) hereto; if to any other Lender Party, at its Base Rate Lending Office specified in the Assignment and
Acceptance pursuant to which it became a Lender Party; and if to the Administrative Agent, at its address at Bank of America, N.A. Attention: Credit Services, 1850 Gateway Boulevard, CA 4-706-05-09, Concord, CA 94520, for borrowings, conversions, continuations and payment notices and Bank of America, N.A. Attention: Agency Management, 1455 Market Street, CA 5-701-12-09, San Francisco, CA 94103, for all other notices; or, as to any party, at such other address as shall be designated by such party in a written notice to the other
parties.  All  such  notices  and  other  communications   shall,  when  mailed,
telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to any Agent pursuant to Article II, III or VII shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

         Section 8.03 NO WAIVER; REMEDIES. No failure on the part of any Lender Party or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 8.04      COSTS AND EXPENSES.
                           ------------------

         (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of each Agent in connection with the syndication, preparation, execution, delivery, administration, modification and amendment of, or any consent or waiver under, the Loan Documents and the other documents to be delivered thereunder (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for each Agent with respect thereto, with respect to advising such Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of each Agent and each Lender Party in connection with the enforcement of the Loan Documents and the other documents to be delivered thereunder, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender Party with respect thereto).

         (b) The Borrower agrees to indemnify, defend and save and hold harmless each Agent, each Lender Party and each of their affiliates and their respective officers, directors,

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

employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents, or any of the transactions contemplated thereby, or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any other Person, whether or not any Indemnified Party is otherwise a party thereto and whether or not the Transaction is consummated. The Borrower also agrees not to assert any claim against any Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby.

         (c) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion.

         (d) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower contained in Sections 2.10 and 2.13 and this Section
8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

         Section  8.05     RIGHT  OF  SET-OFF.  Upon  (a)  the  occurrence  and
                           ------------------
during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Obligations due and payable pursuant to the provisions of Section 6.01, each Agent and each Lender Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent, such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such Obligations may be unmatured. Each Agent and each Lender Party agrees promptly to notify the Borrower after any such set-off and application; PROVIDED, HOWEVER, that

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

the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender Party and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender Party and their respective Affiliates may have.

         Section 8.06      BINDING EFFECT. This Agreement shall become effective
                           --------------
when it shall have been executed by the Borrower and each Agent and the Administrative Agent shall have been notified by each Initial Lender, the Swing Line Bank and each Initial Issuing Bank that such Initial Lender, the Swing Line Bank or such Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

         Section 8.07      ASSIGNMENTS AND PARTICIPATIONS.
                           ------------------------------

         (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); PROVIDED, HOWEVER, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of any or all Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or an Approved Fund of any Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than, in the case of an assignment of all or a portion of a Lender's
Revolving Credit Commitment, $5,000,000 (or such lesser amount as shall be approved by the Administrative Agent and, so long as no Event of Default shall have occurred and be continuing at the time of the effectiveness of such assignment, the Borrower) or, in the case of an assignment of all or a portion of a Lender's Tranche A Term Commitment or Tranche B Term Commitment, $1,000,000, (iii) each such assignment to an Approved Fund of any Lender shall in no event be less than $1,000,000, (iv) each such assignment shall be to an Eligible Assignee, and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000.

         (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.13 and 8.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall

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

cease to be a party hereto). If the assignee is not incorporated under the laws of the United States or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 2.13.

         (c) By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

         (d) The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower, shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, if so requested, promptly after its

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

receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under each Facility pursuant to such Assignment and Acceptance and, if any assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1, A-2 or A-3 hereto, as the case may be.

         (f) Each Lender Party may sell participations to one or more Per-sons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights, obligations or rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); PROVIDED, HOWEVER, that (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement, (v) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 2.10, 2.13 and 8.04(c) and the right of set-off contained in Section 8.05 and
(vi) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or stated rate of interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date scheduled for any payment of principal of, or interest on, the Notes pursuant to Section
2.04 or 2.07 or any date fixed for any payment of fees hereunder or any Guaranteed Obligations payable under the Subsidiary Guaranty, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

         (g) Any Lender Party may, in connection with any assignment or par-ticipation or proposed assignment or participation pursuant to this Section
8.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender Party by or on behalf of the Borrower; PROVIDED, HOWEVER, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party.

         (h) Notwithstanding any other provision set forth in this Agreement any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (i) Notwithstanding anything to the contrary contained herein, any Lender that is a fund that invests in bank loans may create a security interest in all or any portion of the Advances owing to it and the Note or Notes held by it to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided, that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 8.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

         (j) Notwithstanding anything to the contrary contained herein, any Lender Party (a "GRANTING LENDER") may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an "SPC") the option to provide all or any part of any Advance that such Granting Lender would otherwise be obligated to make pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Advance, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Advance, the Granting Lender shall be obligated to make such Advance pursuant to the terms hereof. The making of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Advance were made by such Granting Lender. Each party hereto hereby agrees that (i) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender Party would be liable, (ii) no SPC shall be entitled to the benefits of Sections 2.10 and 2.13 (or any other increased costs protection provision) and (iii) the Granting Bank shall for all purposes, including, without limitation, the approval of any amendment or waiver of any provision of any Loan Document, remain the Lender Party of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any state thereof. Notwithstanding anything to the contrary contained in this Agreement, any SPC may (i) with notice to, but without prior consent of, the Borrower and the Administrative Agent and with the payment of a processing fee of $500, assign all or any portion of its interest in any Advance to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Advances to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC. This subsection (k) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Advances are being funded by the SPC at the time of such amendment.

         Section 8.08      EXECUTION IN  COUNTERPARTS.  This Agreement may be
                           --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

         Section 8.09      NO LIABILITY OF THE ISSUING BANKS.  The Borrower
                           ---------------------------------
assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         Section  8.10     CONFIDENTIALITY.  Neither  any Agent nor any Lender
                           ---------------
Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to such Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents and advisors, to other Lender Parties and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, federal or foreign authority or examiner (including the National
Association of Insurance Commissioners or any similar organization or quasi-regulatory authority) regulating such Lender Party, (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender Party, (e) in connection with any litigation or proceeding to which such Agent or such Lender Party or any of its Affiliates may be a party, (f) to the extent reasonably required, in connection with the exercise of any remedy under this Agreement or any other Loan Document, (g) as provided in Section 8.07(h) or
(h) to any direct or indirect contractual counterparty in swap agreements relating to this Agreement or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this
Section 8.10).

         Section  8.11     RELEASE OF  COLLATERAL.  Upon the sale,  lease,
                           ----------------------
transfer or other disposition of any item of Collateral of any Loan Party (including, without limitation, as a result of the sale, in accordance with the terms of the Loan Documents, of the Loan Party that owns such Collateral) in accordance with the terms of the Loan Documents, the Administrative Agent will, at the Borrower's expense, execute and deliver to such Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents in accordance with the terms of the Loan Documents.

         Section 8.12      JURISDICTION, ETC.
                           ------------------

         (a) Each of the parties hereto hereby irrevocably and uncondi-tionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

         (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         Section 8.13      GOVERNING  LAW. This Agreement and the Notes shall be
                           --------------
governed by, and construed in accordance with, the internal laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York) without regard to conflicts of laws principles that would require application of another law.

         Section  8.14     WAIVER OF JURY  TRIAL.  Each of the  Borrower,  the
                           ---------------------
Agents and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances, the Letters of Credit or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

         Section 8.15      JUDGMENT CURRENCY.
                           -----------------

         (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in any currency (the "ORIGINAL CURRENCY") into another currency (the "OTHER CURRENCY"), the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent or a Lender could purchase the Original Currency with such Other Currency in New York, New York on the Business Day immediately preceding the day on which any such judgment, or any relevant part thereof, is given.

         (b) The obligations of the Borrower in respect of any sum due from it to any Agent or Lender hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the Business Day following receipt by such Agent or Lender of any sum adjudged to be so due in such Other Currency such Agent or Lender may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the Original Currency so purchased is less than the sum originally due such Agent or Lender in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or Lender against such loss, and if the Original Currency so purchased exceeds the sum originally due to such Agent or Lender in the Original Currency, such Agent or Lender shall remit such excess to such Borrower.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  LEVI STRAUSS & CO.


                                  By
                                    --------------------------------------------
                                    Name:
                                    Title:

                                  ADDRESS FOR NOTICES:

                                  Levi Strauss & Co.
                                  Levi's Plaza
                                  1155 Battery Street
                                  San Francisco, CA  94111
                                  Facsimile:   (415) 501-1342
                                  Telephone:  (415) 501-6955

                                                                     O'M&M DRAFT
                                                                        01/29/01



                                 $1,050,000,000

                                CREDIT AGREEMENT

                          Dated as of February 1, 2001

                                      Among

                               LEVI STRAUSS & CO.,

                                  AS BORROWER,
                                  -- --------

                                       and

                 THE INITIAL LENDERS, INITIAL ISSUING BANKS AND
                          SWING LINE BANK NAMED HEREIN,

         AS INITIAL LENDERS, INITIAL ISSUING BANKS, AND SWING LINE BANK
         -- ------- -------  ------- ------- -----  --- ----- ---- ----

                                       and

                             BANK OF AMERICA, N.A.,

                  AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT,
                  -- -------------- ----- --- ---------- ----

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                                       and
                           SALOMON SMITH BARNEY INC.,

                  AS CO-LEAD ARRANGERS AND JOINT BOOK MANAGERS
                  -- ------- --------- --- ----- ---- --------

                                       and

                               CITICORP USA, INC.,
                              AS SYNDICATION AGENT
                              -- ----------- -----

                                       and

                            THE BANK OF NOVA SCOTIA,
                             AS DOCUMENTATION AGENT
                             -- ------------- -----

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----


SCHEDULES
---------
Schedule 1.01(a)  -        Commitments and Applicable Lending Offices
Schedule 1.01(b)  -        Existing Letters of Credit
Schedule 3.01(a)  -        Mortgaged Property
Schedule 4.01(b)  -        Subsidiaries
Schedule 4.01(c)  -        Conflicts
Schedule 4.01(f)  -        Disclosed Litigation
Schedule 4.01(n)  -        ERISA
Schedule 4.01(w)  -        Existing Debt
Schedule 4.01(x)  -        Liens
Schedule 4.01(y)  -        Real Property
Schedule 4.01(z)  -        Restricted Subsidiaries
Schedule 4.01(aa) -        Organizational Structure
Schedule 4.01(bb) -        Material Subsidiaries
Schedule 4.01(cc) -        Investments
Schedule 4.01(dd) -        Intellectual Property


EXHIBITS
--------
Exhibit A-1                Form of Tranche A Term Note
Exhibit A-2                Form of Tranche B Term Note
Exhibit A-3                Form of Revolving Credit Note
Exhibit A-4                Form of Swing Line Note
Exhibit B-1                Form of Notice of Borrowing
Exhibit B-2                Form of Notice of Conversion/Continuation
Exhibit C                  Form of Assignment and Acceptance
Exhibit D                  Form of Pledge and Security Agreement
Exhibit E                  Form of Subsidiary Guaranty
Exhibit F                  Form of Mortgage
Exhibit G                  Form of Compliance Certificate



                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

Section 1.01      Certain Defined Terms..........................................................................2
Section 1.02      Computation of Time Periods; Other Definitional Provisions....................................31
Section 1.03      Accounting Terms..............................................................................32
Section 1.04      Change in Accounting Principles...............................................................32

                                   ARTICLE II

           AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

Section 2.01      The Advances and the Letters of Credit........................................................32
Section 2.02      Making the Advances...........................................................................35
Section 2.03      Issuance of and Drawings and Reimbursement Under Letters of Credit............................38
Section 2.04      Repayment of Advances.........................................................................41
Section 2.05      Termination or Reduction of the Commitments...................................................43
Section 2.06      Prepayments...................................................................................43
Section 2.07      Interest......................................................................................46
Section 2.08      Fees..........................................................................................47
Section 2.09      Conversion and Continuation of Advances.......................................................48
Section 2.10      Increased Costs, Etc..........................................................................50
Section 2.11      Payments and Computations.....................................................................52
Section 2.12      Evidence of Debt..............................................................................56
Section 2.13      Taxes.........................................................................................56
Section 2.14      Sharing of Payments, Etc......................................................................59
Section 2.15      Use of Proceeds...............................................................................60
Section 2.16      Defaulting Lenders............................................................................60
Section 3.01      Conditions Precedent to Initial Extension of Credit...........................................62
Section 3.02      Conditions Precedent to Each Borrowing and Issuance and Renewal...............................66
Section 3.03      Determinations Under Section 3.01.............................................................67
Section 4.01      Representations and Warranties of the Borrower................................................67
Section 5.01      Affirmative Covenants.........................................................................73
Section 5.02      Negative Covenants............................................................................78
Section 5.03      Reporting Requirements........................................................................89
Section 5.04      Financial Covenants...........................................................................92
Section 6.01      Events of Default.............................................................................93
Section 6.02      Actions in Respect of the Letters of Credit upon Default......................................97
Section 7.01      Appointment, Powers and Immunity..............................................................97
Section 7.02      Reliance by Agent.............................................................................98
Section 7.03      Defaults......................................................................................99
Section 7.04      Bank of America, BAS and Affiliates...........................................................99
Section 7.05      Indemnification..............................................................................100
Section 7.06      Non-Reliance on Agent and Other Lender Parties...............................................101
Section 7.07      Resignation of Administrative Agent..........................................................101
Section 8.01      Amendments, Etc..............................................................................102
Section 8.02      Notices, Etc.................................................................................103


Section 8.03      No Waiver; Remedies..........................................................................103
Section 8.04      Costs and Expenses...........................................................................104
Section 8.05      Right of Set-off.............................................................................105
Section 8.06      Binding Effect...............................................................................105
Section 8.07      Assignments and Participations...............................................................105
Section 8.08      Execution in Counterparts....................................................................109
Section 8.09      No Liability of the Issuing Banks............................................................109
Section 8.10      Confidentiality..............................................................................110
Section 8.11      Release of Collateral........................................................................110
Section 8.12      Jurisdiction, Etc............................................................................110
Section 8.13      Governing Law................................................................................111
Section 8.14      Waiver of Jury Trial.........................................................................111
Section 8.15      Judgment Currency............................................................................111


